UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

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InnerWorkings, Inc.

(Name of Registrant as Specified In Its Charter)

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InnerWorkings, Inc.
600 West Chicago Avenue, Suite 850
Chicago, Illinois 60654

April 29, 2011

To Our Stockholders:

On behalf of the Board of Directors and management, we cordially invite you to attend the annual meeting of stockholders to be held on Thursday, June 16, 2011, at 10:00 a.m., central time, in the Boardroom at our corporate headquarters, 600 West Chicago Avenue, Suite 850, Chicago, Illinois 60654.

The following pages contain the formal notice of the annual meeting, the proxy statement and the proxy card. Please review this material for information concerning the business to be conducted at the meeting and the nominees for election as directors.

The purpose of the meeting is to consider and vote upon proposals to elect eight directors who have been nominated for election, ratify the appointment of our independent registered accounting firm for 2011, reapprove the material terms of performance-based awards under our Annual Incentive Plan, approve the amendment and restatement of our 2006 Stock Incentive Plan, approve (on an advisory, non-binding basis) the compensation of executives, approve (on an advisory, non-binding basis) the frequency of holding a non-binding advisory vote on the compensation of executives, and transact such other business as may properly come before the meeting. In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

We are pleased to again take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. The Proxy Statement contains instructions on how you can request a paper copy of the Proxy Statement and Annual Report.

Whether or not you plan to attend the meeting, your vote is important and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number or over the Internet. Instructions regarding these methods of voting are contained on the Notice.

We look forward to seeing you at the meeting.

Sincerely yours,

Jack M. Greenberg Chairman of the Board	Eric D. Belcher Chief Executive Officer, President and Director

Notice of 2011 Annual Meeting of Stockholders
600 West Chicago Avenue, Suite 850
Chicago, Illinois 60654
June 16, 2011, 10:00 a.m., central time

April 29, 2011

Fellow stockholders:

I cordially invite you to attend InnerWorkings, Inc. 2011 annual meeting of stockholders to:

•	elect members of the Board of Directors;
•	ratify the appointment of Ernst & Young LLP as independent auditor;
•	reapprove the material terms of performance-based awards under the Annual Incentive Plan;
•	approve the amendment of the 2006 Stock Incentive Plan;
•	approve, on an advisory, non-binding basis, the compensation of executives as disclosed in the proxy statement;
•	approve, on an advisory, non-binding basis, the frequency of holding a non-binding advisory vote on the compensation of executives as disclosed in the proxy statement; and
•	transact such other business as may properly come before the meeting.

 These items of business, including the nominees for director, are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on April 20, 2011 as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the annual meeting in person. However, whether or not you plan to attend the annual meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you submit your proxy and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement. Only stockholders of record as of the close of business on April 20, 2011 are entitled to receive notice of, and to attend and to vote at the meeting. We look forward to seeing you at the annual meeting.

By Order of the Board of Directors,

Joseph M. Busky
Chief Financial Officer and Secretary

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders to be Held on June 16, 2011

Our Proxy Statement and 2010 Annual Report are available at
 http://www.proxyvote.com.

You may also request hard copies of these documents free of charge by writing to:
Investor Relations, InnerWorkings, Inc., 600 West Chicago Avenue, Suite 850, Chicago, Illinois 60654

Proxy Statement for the Annual Meeting of Stockholders of

INNERWORKINGS, INC.

To Be Held on Thursday, June 16, 2011

TABLE OF CONTENTS

PROXY STATEMENT	1
Annual Meeting Information	1
Voting Information	1
PROPOSALS TO BE VOTED ON	3
Proposal 1: Election of Directors	3
Proposal 2: Ratification of Independent Registered Public Accounting Firm	7
Proposal 3: Reapproval of the Material Terms of Performance-Based Awards under our Annual Incentive Plan	8
Proposal 4: Amendment and Restatement of our 2006 Stock Incentive Plan	10
Proposal 5: Advisory Approval of Executive Compensation	16
Proposal 6: Advisory Approval of the Frequency of Stockholder Advisory Approval of Executive Compensation	17
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	18
Board Leadership Structure	18
Board of Directors Role in Risk Oversight	18
Meetings and Committees of the Board of Directors	18
Compensation Committee Interlocks and Insider Participation	19
Communications with Directors	19
STOCK OWNERSHIP	21
Security Ownership of Certain Beneficial Owners and Management	21
Section 16(a) Beneficial Ownership Reporting Compliance	22
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	23
EXECUTIVE AND DIRECTOR COMPENSATION	24
Executive Officers	24
Compensation Discussion and Analysis	24
Executive Compensation	29
Director Compensation	36
REPORT OF THE COMPENSATION COMMITTEE	37
AUDIT COMMITTEE REPORT	38
FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL REGISTERED PUBLIC ACCOUNTANTS	39
OTHER INFORMATION	39
Stockholder Proposals for the 2012 Annual Meeting	39
Expenses of Solicitation	39
"Householding" of Proxy Materials	40
Appendix A: Annual Incentive Plan	A-1
Appendix B: 2006 Incentive Stock Plan	B-1

600 West Chicago Avenue, Suite 850
Chicago, Illinois 60654

PROXY STATEMENT

This proxy statement and enclosed proxy card are being furnished commencing on or about May 4, 2011 in connection with the solicitation by the Board of Directors of InnerWorkings, Inc., a Delaware corporation.   In this proxy statement, we refer to InnerWorkings, Inc. as the “Company,” “we,” “our” or “us” and the Board of Directors as the “Board.” We are sending the proxy materials because the Company’s Board is seeking your permission (or proxy) to vote your shares at the annual meeting on your behalf. This proxy statement presents information that is intended to help you in reaching a decision on voting your shares of common stock. Only stockholders of record at the close of business on April 20, 2011, the record date, are entitled to vote at the meeting, with each share entitled to one vote. We have no other voting securities.

Annual Meeting Information

Date and Location.    We will hold the annual meeting on Thursday, June 16, 2011 at 10:00 a.m., central time, in our Boardroom at our Corporate Headquarters at 600 West Chicago Avenue, Suite 850, Chicago, Illinois, 60654.

Admission.    Only record or beneficial owners of the Company's common stock or their proxies may attend the annual meeting in person. When you arrive at the annual meeting, you must present photo identification, such as a driver’s license. Beneficial owners must also provide evidence of stock holdings, such as a recent brokerage account or bank statement.

Voting Information

Record Date.    The record date for the annual meeting is April 20, 2011. You may vote all shares of the Company’s common stock that you owned as of the close of business on that date. Each share of common stock entitles you to one vote on each matter voted on at the annual meeting. On the record date, 46,708,172 shares of common stock were outstanding. We need a majority of the shares of common stock outstanding on the record date, represented in person or by proxy, to hold the annual meeting.

Confidential Voting.    Our Amended and Restated Bylaws (the “Bylaws”) provide that your vote is confidential and will not be disclosed to any officer, director or employee, except in certain limited circumstances such as when you request or consent to disclosure.

Vote by Proxy. If your shares of common stock are held in your name, you can vote your shares on matters presented at the annual meeting or by proxy. There are three ways to vote by proxy:

1.	By Telephone — Stockholders can vote by telephone by calling 1-800-579-1639 and following the instructions on the proxy card;

2.	By Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card; or

3.	By Proxy — You can vote by mail by signing, dating and mailing a proxy card that you request in writing.

Submitting Voting Instructions for Shares Held Through a Broker.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the annual meeting. Street name stockholders should check the voting instruction cards used by their brokers or nominees for specific instructions on methods of voting. If your shares are held in street name, you must contact your broker or nominee to revoke your proxy.

If you hold shares through a broker, follow the voting instructions you receive from your broker. If you want to vote in person at the annual meeting, you must obtain a legal proxy from your broker and present it at the annual meeting. If you do not submit voting instructions to your broker, your broker may still be permitted to vote your shares in certain cases. Brokers may vote your shares as described below.

•
Non-discretionary Items.    All items, other than the ratification of the appointment of InnerWorkings Inc. independent auditor, are “non-discretionary” items. It is critically important that you submit your voting instructions if you want your shares to count for non-discretionary items. Your shares will remain unvoted for such items if your broker does not receive instructions from you.

•
Discretionary Item.    The ratification of the appointment of InnerWorkings independent auditor is a “discretionary” item. Brokers that do not receive instructions from beneficial owners may vote uninstructed shares in their discretion.

 In order to carry on the business of the meeting, we must have a quorum. This means that stockholders representing at least 50% of the common stock issued and outstanding as of the record date must be present at the annual meeting, either in person or by proxy, for there to be a quorum at the annual meeting. Abstentions and broker non-votes are counted as present for purposes of establishing a quorum but broker non-votes are not considered “present” for purposes of voting on non-discretionary matters. A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

 Revoking Your Proxy.    You can revoke your proxy at any time before your shares are voted by (1) delivering a written revocation notice prior to the annual meeting to Joseph M. Busky, Secretary, InnerWorkings, Inc., 600 West Chicago Avenue, Suite 850, Chicago, Illinois, 60654; (2) submitting a later proxy that we receive no later than the conclusion of voting at the annual meeting; or (3) voting in person at the annual meeting. Attending the annual meeting does not revoke your proxy unless you vote in person at the meeting.

Votes Required to Elect Directors.    Directors will be elected by a plurality of the votes present in person or by proxy at the annual meeting and entitled to vote. As the number of director nominees is equal to the number of directors to be elected, the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Under Delaware law, if the director is not elected at the annual meeting, the director will continue to serve on the Board as a “holdover director.”

Votes Required to Adopt Other Proposals.    The ratification of Ernst & Young LLP’s appointment as independent auditor, the reapproval of the material terms of performance-based awards under our Annual Incentive Plan, the approval of the amendment and restatement of our 2006 Stock Incentive Plan, and the non-binding advisory vote to approve executive compensation as disclosed in this proxy statement each require the affirmative vote of a majority of the shares of common stock represented at the annual meeting and entitled to vote thereon.  The non-binding advisory vote to approve the frequency of holding a non-binding advisory vote to approve executive compensation will be determined based on a plurality of the votes cast, meaning that the option that receives the most votes will be recommended by stockholders.

“Abstaining” and “Broker Non-Votes.”    You may “abstain” from voting for any nominee in the election of directors and on the other proposals. Shares “abstaining” from voting on any nominee for director will be excluded entirely from the vote and will have no effect on the election of directors. Shares “abstaining” from voting on the other proposals will be counted as present at the annual meeting for purposes of establishing the presence of a quorum. Your abstention will have the effect of a vote against the ratification of the appointment of Ernst & Young LLP as independent auditor, the reapproval of the material terms of performance-based awards under the Annual Incentive Plan, the amendment and restatement of the 2006 Stock Incentive Plan, and the approval of the non-binding advisory vote to approve executive compensation.  Your abstention will have no effect on the vote to approve the frequency of holding a non-binding advisory vote to approve executive compensation.  Broker non-votes will have no effect on the reapproval of the material terms of performance-based awards under the Annual Incentive Plan, the approval of the amendment and restatement of the 2006 Stock Incentive Plan, the approval of the non-binding advisory vote to approve executive compensation and the approval of the non-binding advisory vote on the frequency of holding a non-binding advisory vote to approve executive compensation.

PROPOSALS TO BE VOTED ON

 Proposal 1: Election of Directors

Nominees

At the annual meeting, the stockholders will elect eight directors to serve until the 2012 annual meeting of stockholders or until their respective successors are elected and qualified. Unless marked otherwise, proxies received will be voted “FOR” the election of the eight nominees named below.

Assuming a quorum is present, the eight nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company. Stockholders are not entitled to cumulate votes in the election of directors. All nominees have consented to serve as directors, if elected. If any nominee is unable or unwilling to serve as a director at the time of the annual meeting, the persons who are designated as proxies intend to vote, in their discretion, for such other persons, if any, as may be designated by the Board of Directors. As of the date of this proxy statement, the Board of Directors has no reason to believe that any of the director nominees named below will be unable or unwilling to serve as a director if elected.

The Company believes that its Board, as a whole, should encompass a range of talent, skill, diversity, experience and expertise enabling it to provide sound guidance with respect to the Company’s operations and interests. In addition to considering a candidate’s background, experience and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our businesses. Although the Company does not have a formal policy with regard to the consideration of diversity in indentifying candidates, the Nominating and Corporate Governance Committee strives to nominate candidates with a variety of complimentary skills so that, as a group, the Board will possess the appropriate level of talent, skills and expertise to oversee the Company’s businesses. The Company regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise, and the need for particular expertise on the Board. The Company’s policy is to have at least a majority of Directors qualify as an “independent director” under defined in the rules of the Nasdaq Global Market.

The Nominating and Corporate Governance Committee seeks candidates with strong reputations and experience in areas relevant to the strategy and operations of the Company’s businesses, particularly industries and growth segments that the Company serves, as well as key geographic markets where it operates. Each of the nominees for election as a director and each of the Company’s current directors hold or has held senior positions in complex organizations and has operating experience that meets this objective, as described below. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, financial reporting, corporate governance, risk management and leadership development. Each of our directors also has experience serving on boards of directors or trustees and committees of other companies.

    The Nominating and Corporate Governance Committee also believes that each of the nominees and current directors has the experience, expertise, integrity, sound judgment and ability to engage management in a collaborative fashion to collectively comprise an effective Board. In addition, the Nominating and Corporate Governance Committee believes that each of the nominees and current directors are committed to devoting significant time and energy to service on the Board and its Committees.

The names of the directors, their ages as of April 29, 2011, their recent employment or principal occupation, the names of other public companies for which they currently serve as a director or have served as a director within the past five years, and their period of service as an InnerWorkings director are set forth below:

Name	Age	Position
Jack M. Greenberg(2)(3)	68	Chairman of the Board
Eric D. Belcher	42	Chief Executive Officer, President and Director
Peter J. Barris(1)(2)(3)	59	Director
Sharyar Baradaran(1)(2)(3)	43	Director
John R. Walter(1)(2)(3)	64	Director
Linda S. Wolf(2)(3)	63	Director
Eric P. Lefkofsky(2)(3)	41	Director
Charles K. Bobrinskoy(1)(2)	51	Director

(1)	Member of our Audit Committee.

(2)	Member of our Compensation Committee.

(3)	Member of our Nominating and Corporate Governance Committee.

There are no family relationships among any of the directors or executive officers of the Company. Our Board of Directors has affirmatively determined that seven of our current eight directors, Messrs. Greenberg, Barris, Baradaran, Walter, Lefkofsky, Bobrinskoy and Ms. Wolf, are “independent directors” as defined in the rules of The Nasdaq Global Market.

Jack M. Greenberg has served as our non-executive Chairman of the Board since April 2010 and has been on our Board since October 2005. Mr. Greenberg currently serves as the Chairman of The Western Union Company. Mr. Greenberg retired as Chairman and Chief Executive Officer of McDonald’s Corporation, a publicly-traded global food service retailer, at the end of 2002. He had served as McDonald’s Chairman since May 1999 and as its Chief Executive Officer since August 1998. Mr. Greenberg served as McDonald’s President from August 1998 to May 1999, and as its Vice-Chairman from December 1991 to August 1998. Mr. Greenberg also served as Chairman, from October 1996, and Chief Executive Officer, from July 1997, of McDonald’s USA until August 1998. He is a member of the American Institute of Certified Public Accountants, the Illinois CPA Society and the Chicago Bar Association. Mr. Greenberg is a director of The Allstate Corporation, Hasbro, Inc. and Manpower Inc. He is also a member of the board of trustees of DePaul University where he served as Past Chairman, The Institute of International Education, and the Chicago Community Trust, where Mr. Greenberg serves as the Audit Chair. Mr. Greenberg is a graduate of DePaul University’s School of Commerce and School of Law.  Mr. Greenberg’s various leadership positions, including Chief Executive Officer of a major global corporation, brings to the Board extensive management experience and economics expertise and strengthens the Board’s global perspective.

Eric D. Belcher has served on our Board and as our Chief Executive Officer since January 2009. Prior to his appointment to Chief Executive Officer, Mr. Belcher served as our President since April 2008 and our Chief Operating Officer from December 2006 to December 2008. From May 2005 to December 2006, Mr. Belcher served as our Executive Vice President of Operations. Mr. Belcher served as Chief Operating Officer from March 2003 to June 2005 and as Chief Financial Officer from April 2001 to March 2003 of MAN Roland Inc., a printing equipment manufacturer and distributor. From 1995 to 2000, he led project teams at Marakon Associates, an international management consulting firm. Mr. Belcher holds a bachelor’s degree from Bucknell University and a Masters in Business Administration from the University of Chicago Booth School of Business. He currently serves on the Advisory Board for the Polsky Center for Entrepreneurship at Chicago Booth.  As Chief Executive Officer of the Company, Mr. Belcher brings to the Board the critical link to management's perspective in Board discussions regarding the businesses and strategic direction of the Company and an extensive understanding of InnerWorkings business through his six years of service to the Company.

Peter J. Barris has served on our Board since January 2006. Since 1999, Mr. Barris has been the Managing General Partner of New Enterprise Associates, a venture capital firm focused on information technology.  Mr. Barris also serves on the board of directors of Vonage Holdings Corp., Echo Global Logistics, Inc., Groupon, Inc., Neutral Tandem and In-Q-Tel. Mr. Barris is a member of the board of trustees of the University of Virginia, College Foundation, the board of trustees, Northwestern University; and board of overseers, Tuck School at Dartmouth College. He received a Masters in Business Administration from Dartmouth College and a Bachelor of Science in Electrical Engineering from Northwestern University.  Mr. Barris brings to the Board a sophisticated knowledge of information technology companies that includes investments in over twenty information technology companies that have completed public offerings or successful mergers as well as experience serving as a director of several public companies.

Sharyar Baradaran has served on our Board since May 2006.  Mr. Baradaran has served as Chief Executive Officer and chairman of BaradaranVentures, a privately held investment fund located in Los Angeles, California, since April 2001. Mr. Baradaran currently serves on the board of directors of several technology companies, ISENSIX Inc and NuRx pharmaceuticals (NUXP.OB). Mr Baradaran is actively involved and is on the board of the Israel Studies Program at UCLA’s International Institute and the Public School Sciences program, designed to benefit 12,000 undeserved students annually in grades 1 to 3 and their teachers.  Mr. Baradaran’s service on several technology company boards of directors and senior executive experience at an investment fund bring to the Board a sophisticated knowledge of technology companies and investment strategy.

John R. Walter has served on our board since May 2004 and served as our non-executive Chairman of the Board from May 2004 through April 2010. Mr. Walter is the managing member of Ashlin Management Company. He is the retired President and COO of AT&T Corporation, a position he held from 1996 to 1997. He was Chairman and CEO of R.R. Donnelley & Sons Company, the largest printer in the United States, from 1989 through 1996. Mr. Walter has been a director of Manpower, Inc. since 1998, and served as Non-Executive Chairman from 1999 to 2001. He is currently the Chairman of InnerWorkings, Inc., and a director for VASCO Data Security, Infinity Bio-Energy and Manpower, Inc. Mr. Walter previously served on the board of directors of Abbott Laboratories, John Deere, Target Corporation, Jones Lang LaSalle and Groupon. He is also a member of the board of trustees for the Steppenwolf Theater, NorthShore University Health System and Northwestern University. Mr. Walter holds a bachelor's degree and an honorary doctorate degree in Business Administration from Miami University, Ohio.   Mr. Walter has extensive global leadership experience, operations management and technology experience, and experience with corporate governance matters, having served as chief executive officer of a large global digital information management company and as a director of several public companies. He provides the Board with the perspective of a senior executive familiar with all facets of global enterprise, including global operations, management and technology.

    Linda S. Wolf has served on our Board since November 2006. Ms. Wolf retired as Chairman and Chief Executive Officer of Leo Burnett Worldwide, a global advertising agency, in April 2005. She had served as Leo Burnett Worldwide’s Chairman and Chief Executive Officer since January 2001 and as its Chief Executive Officer from July 1996 to December 2000. From March 1992 to June 1996, she was an Executive Vice President responsible for Business Development at Leo Burnett USA. Ms. Wolf is a director of Wal-Mart Stores Inc. and a trustee of Janus Funds. She is also a member of the board of trustees of the Field Museum, Children’s Memorial Hospital, Off the Street Club, The Rehabilitation Institute of Chicago, The Chicago Convention and Tourism Board, The Chicago Council on Global Affairs and the Partnership for New Communities. Ms. Wolf holds a bachelor’s degree from Ohio Wesleyan University.  As a former senior executive of a global advertising agency, Ms. Wolf brings to the Board extensive senior executive and global leadership experience, including business development, operations and strategic planning.  Ms. Wolf also strengthens the Board’s global perspective.

Eric P. Lefkofsky has served on our Board since August 2008. Mr. Lefkofsky is a founder of InnerWorkings.  In February 2005, Mr. Lefkofsky founded Blue Media, LLC, a private investment firm, and currently serves as its President. From May 2000 to April 2001, Mr. Lefkofsky served as Chief Operating Officer and director of HA-LO Industries Inc. Mr. Lefkofsky co-founded Starbelly.com, Inc., and served as its President from September 1999 to May 2000, at which point Starbelly was acquired by HA-LO. In September 2001, Mr. Lefkofsky co-founded InnerWorkings, Inc., and currently serves as a director. He is also a founder and director of several other firms, including Orange Media, LLC, a Chicago-based investment firm, Light Bank, a Chicago-based investment firm, MediaBank, LLC, a leading provider of integrated media procurement technology, and Groupon, an online collective action website. Mr. Lefkofsky also serves on the board of directors of Children's Memorial Hospital, the board of trustees of the Steppenwolf Theatre, the board of trustees of the Lefkofsky Family Foundation, the board of trustees of the Lights with Innovation Group, the board of trustees of the Art Institute of Chicago and the board of trustees of the Museum of Contemporary Art. Mr. Lefkofsky holds a bachelor's degree from the University of Michigan and a Juris Doctor degree from the University of Michigan Law School.   Mr. Lefkofsky brings to the oard an in-depth knowledge and understanding of the Company’s business as one of its founders as well as experience as the director of several public companies.

Charles K. Bobrinskoy has served on our Board since August 2008. Mr. Bobrinskoy is currently Vice Chairman, Director of Research at Ariel Investments, a global financial institution. Additionally, he is a Co-Portfolio Manager of Ariel Focus Fund, a concentrated portfolio investing in mid-to-large cap companies. Prior to Ariel, Mr. Bobrinskoy spent 21 years as an investment banker at Salomon Brothers, a global financial institution, and its successor company, Citigroup, a global financial institution, where he held many leadership positions, most recently Managing Director and Head of North American Investment Banking Branch Offices. In addition to his work at Ariel, Mr. Bobrinskoy serves on the boards of the Museum of Science and Industry, La Rabida Children’s Foundation, the Big Shoulders Fund, the Juvenile Protective Association and Duke University’s Library Board. He holds a bachelor’s degree from Duke University and a Masters in Business Administration from the University of Chicago.  Mr. Bobrinskoy’s extensive financial knowledge obtained through his various leadership positions within global financial institutions brings valuable perspectives to the Company in connection with its financial strategies and reporting, particularly in his role as Chair and financial expert of the Board’s Audit Committee.

Required Vote

Directors are elected by a plurality of the votes of the shares present in person or by proxy at the annual meeting and entitled to vote on the election of directors. To be elected, a director nominee must receive more “FOR” votes than “AGAINST” votes.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Ernst & Young LLP has served as the Company’s independent registered public accounting firm since March 2006 and has been appointed by the Audit Committee to continue as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. In the event that ratification of this selection is not approved by a majority of the shares of common stock of the Company represented at the annual meeting in person or by proxy and entitled to vote on the matter, the Audit Committee and the Board of Directors will review the Audit Committee’s future selection of an independent registered public accounting firm.

 Representatives of Ernst & Young LLP will be present at the annual meeting. The representatives will have an opportunity to make a statement and will be available to respond to appropriate questions.

Required Vote

The affirmative vote of the holders of a majority of the Company’s common stock present at the annual meeting in person or by proxy and entitled to vote on this proposal is required to approve the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

Proposal 3:  Reapproval of the Material Terms of Performance-Based Awards under our Annual Incentive Plan

A proposal will be presented at the annual meeting to reapprove the material terms of performance-based awards under the InnerWorkings, Inc. Annual Incentive Plan (the “Annual Incentive Plan”), in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  The Annual Incentive Plan provides incentive award opportunities to our officers, and was approved by our shareholders in August 2006 in connection with the Company’s initial public offering.  The Annual Incentive Plan was amended, effective April 27, 2011, to conform with certain technical requirements of Section 409A of the Code.  Otherwise, the Annual Incentive Plan has not been amended or modified in any way.  A copy of the Annual Incentive Plan is set forth in Appendix A.

Section 162(m) of the Code limits the deductibility for federal income tax purposes of compensation in excess of $1 million per year for the chief executive officer and the three other highest compensated officers (other than the chief financial officer) unless such compensation qualifies as “performance-based compensation” under the Code.  Among the requirements for such compensation to be considered performance-based compensation is that the Company’s stockholders must reapprove the material terms of performance-based awards every five years.

Eligibility

Eligibility to participate in the Annual Incentive Plan is limited to substantially all regular full-time and part-time employees. Temporary employees, any independent contractors, and certain other specified classifications are not eligible to participate in the Annual Incentive Plan.

Maximum Awards

Employees are eligible to receive bonuses based on meeting operational and financial goals that may be stated (a) as goals of the company, a subsidiary, or a portion thereof, (b) on an absolute basis and/or relative to other companies, or (c) separately for one or more participants or business units. The objective performance goals for the Annual Incentive Plan are established by our Compensation Committee at the beginning of the year. Bonus payouts are determined within a reasonable time after the end of the performance period. Bonuses may not exceed $5,000,000 for any individual with respect to any performance period.

Performance Criteria

The Compensation Committee shall use any one or more of the following financial measures to establish objective performance goals under the Annual Incentive Plan:  earnings before interest and taxes (EBIT); earnings before interest, taxes, depreciation and amortization (EBITDA); net earnings; operating earnings or income; earnings growth; net income (absolute or competitive growth rates comparative); net income per share; cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital; earnings per share; return on shareholders' equity (absolute or peer-group comparative); stock price (absolute or peer-group comparative); absolute and/or relative return on common shareholders' equity; absolute and/or relative return on capital; absolute and/or relative return on assets; economic value added (income in excess of cost of capital); customer satisfaction; expense reduction; ratio of operating expenses to operating revenues; gross revenue or revenue by pre-defined business segment (absolute or competitive growth rates comparative); revenue backlog; margins realized on delivered services; total shareholder return; dept-to-capital ratio or  market share.  The Compensation Committee may specify any reasonable definition of the financial measures it uses. Such definitions may provide for reasonable adjustments and may include or exclude items, including but not limited to:  realized investment gains and losses; extraordinary, unusual or non-recurring items; gains or losses on the sale of assets; changes in accounting principles or the application thereof; currency fluctuations, acquisitions, divestitures, or necessary financing activities; recapitalizations, including stock splits and dividends; expenses for restructuring or productivity initiatives; and other objective non-financial measures and non-operating items.

General

Our Compensation Committee will administer the Annual Incentive Plan and will have the authority to construe, interpret and implement the Annual Incentive Plan and prescribe, amend and rescind rules and regulations relating to the Annual Incentive Plan. The determination of the Compensation Committee on all matters relating to the Annual Incentive Plan or any award agreement will be final, binding and conclusive. The Annual Incentive Plan may be amended or terminated by the Compensation Committee or our Board of Directors. However, the Annual Incentive Plan may not be amended without the prior approval of our stockholders, if such approval is necessary to qualify bonuses as performance-based compensation under Section 162(m) of the Code.

Target bonus amounts for 2011 and 2010 and bonuses awarded for 2010 under the Annual Incentive Plan are discussed in further detail in the “EXECUTIVE AND DIRECTOR COMPENSATION — Compensation Discussion & Analysis — Annual Cash Incentives” section of this proxy statement.

Required Vote
The affirmative vote of the holders of a majority of the Company’s common stock present at the annual meeting in person or by proxy and entitled to vote on this proposal is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” THE REAPPROVAL OF THE MATERIAL TERMS OF PERFORMANCE-BASED AWARDS UNDER THE ANNUAL INCENTIVE PLAN.

Proposal 4: Approval of the Amendment and Restatement of our 2006 Stock Incentive Plan

A proposal will be presented at the annual meeting to approve the amendment and restatement of the InnerWorkings, Inc. 2006 Stock Incentive Plan, which we refer to as the Plan. The Plan was originally adopted by the Board of Directors effective July 31, 2006 and was amended and restated on June 19, 2008 and June 18, 2009. On April 27, 2011, our Compensation Committee approved the further amendment and restatement of the Plan, subject to stockholder approval. This amendment and restatement of the Plan (i) increases the maximum number of shares of common stock that may be issued under the Plan by 1,500,000, from 3,250,000 plus any shares that are subject to grant under our prior unit option plans (a majority of which have been previously granted as set forth in our Equity Compensation Plan Information table on page 15) to 4,750,000 (plus any shares that are subject to grant under our prior unit option plans), (ii) expands the prohibition on option repricing without stockholder approval to include SARs and clarifies that the prohibition also applies to canceling an option or SAR and issuing a substitute option or SAR with a lower exercise price or canceling an underwater option or SAR and issuing a substitute award, and (iii) reiterates the performance goals used in granting performance-based awards under the Plan to be approved by stockholders for purposes of Section 162(m) of the Code.

A summary of the material provisions of the Plan, as amended and restated, is set forth below. A copy of the Plan, as amended and restated, is set forth in Appendix B. The following general description of certain features of the Plan is qualified in its entirety by reference to the provisions of the Plan set forth in Appendix B. Unless otherwise indicated, terms used in this summary shall have the meanings set forth in the Plan.

 Description of the Plan

 Purpose of the Plan

        The Plan was established by the Company to:

•
promote the success and enhance the value of the Company by linking the personal interests of participants to those of Company stockholders and by providing participants with an incentive for outstanding performance; and

•
provide flexibility to the Company in its ability to motivate, attract, and retain the services of participants upon whose judgment, interest and special effort the successful conduct of its business is largely dependent.

        The Plan permits the Company to grant stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, and other stock awards and forms of incentive compensation to all participants in the Plan. Any option granted under the Plan may be either an incentive stock option, which we refer to as an ISO, or a non-qualified stock option, which we refer to as a NQSO.

 Eligibility and Limits on Awards

        Any employee, consultant or director of the Company or an affiliate is eligible to receive awards under the Plan. As of December 31, 2010, the Company and its affiliates had approximately 743 employees and seven non-employee directors. The specific employees, consultants and directors who will be granted awards under the Plan and the type and amount of any such awards will be determined by the Compensation Committee of the Board, which we refer to in this proposal as the Committee.

The Plan limits the maximum amount of awards that may be granted to participants. The maximum number of shares of our common stock that may be delivered to participants and their beneficiaries under the Plan is 4,750,000 (plus any shares that are subject to grant under our prior unit option plans), which includes the 1,500,000 shares added pursuant to the proposed amendment and restatement and would leave approximately 1,900,000 shares available for future grants under the Plan. The maximum number of shares of common stock that may be delivered to participants and their beneficiaries with respect to ISOs under the Plan is 1,000,000 shares. The maximum number of shares and share equivalent units that may be granted to any one participant during any one calendar-year period is 1,000,000 shares.

 Administration

The authority to control and manage the operation and administration of the Plan is vested in the Committee. To the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board in its discretion may determine that the Plan will be administered by another committee appointed by the Board whose composition satisfies the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the regulations of Rule 16b-3 under the Exchange Act, the “independent director” requirements of the Nasdaq Marketplace Rules and the “outside director” provisions of Section 162(m) of the Code or any successor regulations or provisions.

    The Committee has the authority and discretion to select employees, directors and consultants to participate in the Plan, determine the sizes and types of awards, determine the terms and conditions of awards in a manner consistent with the Plan, construe and interpret the Plan and any agreement or instrument entered into under the Plan, establish, amend or waive rules and regulations for the Plan’s administration, amend the terms and conditions of any outstanding award to the extent they are within the discretion of the Committee as provided in the Plan, and make all other determinations that may be necessary or advisable for the administration of the Plan.

Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate some or all of its authority under the Plan to any person or persons selected by it.

 Shares Reserved for Awards

The maximum number of shares of our common stock that may be delivered under the Plan is 4,750,000 shares (plus any shares that are subject to grant under our prior unit option plans), of which approximately 1,900,000 will be available for future grants under the Plan. The closing price of the Company’s common stock on the Nasdaq Global Market on April 20, 2011 was $8.09 per share.

To the extent any shares of our common stock covered by an award are not delivered because the award is forfeited, canceled, or otherwise terminated, or the shares of our common stock are not delivered by reason of their being withheld by the Company in satisfaction of the applicable tax withholding obligation or in connection with the exercise of an option awarded under the Plan, such shares shall not be deemed to have been delivered for purposes of determining the number of shares of our common stock available for delivery under the Plan.

In the event of a corporate transaction involving the Company (including, without limitation, any merger, reorganization, consolidation, recapitalization, separation, liquidation, split-up, or share combination), the Committee shall adjust awards in any manner determined by the Committee to be an appropriate and equitable means to prevent dilution or enlargement of rights.

 Stock Options

The Plan permits the granting of stock options. The grant of an option entitles the participant to purchase shares of our common stock at an exercise price established by the Committee. Any option granted under the Plan may be either an ISO or an NQSO, as determined in the discretion of the Committee.

An option shall become vested and exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee and set forth in the applicable award agreement. In no event, however, shall an option expire later than ten years after the date of its grant. The exercise price of each option shall be established by the Committee; provided, however, that the exercise price of an incentive stock option shall not be less than 100% of the fair market value of a share of our common stock on the date of grant.

The full exercise price for shares of our common stock purchased upon the exercise of any option shall be paid at the time of such exercise:

•	in cash;
•
by tendering previously acquired shares (provided that the shares that are tendered must have been held by the participant for at least six months prior to the payment date) duly endorsed for transfer to the Company or shares issuable to the participant upon exercise of the option; or

•	by a combination of the above-mentioned payment methods.

Except for either adjustments in connection with a corporate transaction for the purpose of preserving the benefits or potential benefits of the awards, or reductions of the exercise price approved by the Company’s stockholders, the exercise price for any outstanding option may not be decreased after the date of grant.  This prohibition on repricing without stockholder approval also applies to canceling an option and issuing an option with a lower exercise price, or canceling an underwater option and issuing a substitute award.

Stock Appreciation Rights (“SARs”)

        The Plan permits the granting of SARs. The grant price of a SAR is determined by the Committee, but the grant price for a SAR intended to be exempt from Section 409A of the Code shall be equal to or greater than the fair market value of a share of our common stock on the date of grant. The term of a SAR may not exceed ten years. A SAR may be exercised upon the terms and conditions imposed by the Committee. Upon exercise of a SAR, a participant will receive payment equal to the number of SARs exercised multiplied by the excess of the fair market value of a share of our common stock on the date of exercise over the grant price. Payment of a SAR may be made in cash, shares of our common stock, or a combination of cash and shares, as determined by the Committee.

Except in certain recapitalization events, a SAR award may not be modified to specify a lower exercise price without the approval of our stockholders. This prohibition on repricing without stockholder approval also applies to canceling a SAR and issuing a SAR with a lower exercise price or canceling an underwater SAR and issuing a substitute award.  The Plan does not permit grants of dividend equivalent rights with respect to SARs.

 Restricted Stock and Restricted Stock Units

        The Plan permits the granting of restricted stock and restricted stock units. The grant of a share of restricted stock entitles the participant to receive a share of our common stock upon completing a specified period of service with the Company or its affiliates and/or the achievement of specific performance objectives. The grant of a restricted stock unit entitles the participant to receive a payment of a share of our common stock upon completing a specified period of service with the Company or its affiliates and/or the achievement of specific performance objectives.

Grants of restricted stock and restricted stock units become vested in accordance with such terms and conditions and during such periods as may be established by the Committee and set forth in the applicable award agreement. Selected participants may elect (or be required, as to bonuses) to defer a portion of their salary and/or bonus in exchange for restricted stock units. Each participant who elects to make a deferral will be credited under the Plan with a number of restricted stock units equal to no less than the amount of the deferral divided by the fair market value of a share of our common stock on the date of the grant of the restricted stock units.

Participants holding shares of restricted stock during the restriction period may exercise full voting rights with respect to those shares. In addition, during the restriction period a participant will receive regular cash dividends that are paid with respect to underlying shares of restricted stock. If the award agreement governing the restricted stock units permits it, during the restriction period a participant may receive regular cash dividend equivalents paid with respect to restricted stock units.

 Performance Shares; Performance Criteria

        The Plan permits the granting of performance shares. Each performance share must have an initial value equal to the fair market value of a share of our common stock on the date of grant. The Committee will set the performance periods and performance objectives that, depending on the extent to which they are met, will determine the number of performance shares payable in cash, shares or a combination of cash and shares, as applicable.

The performance measures used for purposes of awards (both those granted on or prior to the date of the 2011 annual meeting and those granted after the date of such meeting) designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Code and any regulations promulgated thereunder will be chosen by the Committee from among the following alternatives:

•	earnings before interest and taxes;
•	earnings before interest, taxes, depreciation and amortization;
•	net earnings;
•	operating earnings or income;
•	earnings growth;
•	net income (absolute or competitive growth rates comparative);
•	net income applicable to shares of common stock;
•	cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital;
•	earnings per share of common stock;
•	return on stockholders’ equity (absolute or peer-group comparative);
•	stock price (absolute or peer-group comparative);
•	absolute and/or relative return on common stockholders’ equity;
•	absolute and/or relative return on capital;
•	absolute and/or relative return on assets;
•	economic value added (income in excess of cost of capital);
•	customer satisfaction;
•	expense reduction;
•	ratio of operating expenses to operating revenues;
•	gross revenue or revenue by pre-defined business segment (absolute or competitive growth rates comparative);
•	revenue backlog; and
•	margins realized on delivered services.

The Committee will have the discretion to adjust targets set for pre-established performance objectives; however, awards designed to qualify for the performance-based exception may not be adjusted upward, except to the extent permitted under Section 162(m) of the Code, to reflect accounting changes or other events. Additional provisions relating to the setting of the performance goal and certifying achievement of performance against the goal and the amount earned apply to awards made to executive officers that are intended to meet the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.

We have generally attempted to structure the Plan so that remuneration attributable to stock options and other awards will not be subject to a deduction limitation contained in Section 162(m) of the Code.

 Other Stock Awards

Subject to the terms of the Plan, other stock awards may be granted to participants in such amounts and upon such terms, and at any time from time to time, as the Committee determines.

 Transfers

        Except as otherwise provided by the Committee and except as designated by the participant by will or by the laws of descent and distribution, awards under the Plan are not transferable. However, subject to the conditions of the Plan and the applicable award agreement and any such additional conditions as the Committee may impose, a participant may transfer NQSOs as a gift to certain trusts maintained solely for the benefit of the participant’s spouse or children or designate the trusts to which the Company may issue NQSOs.

 Change of Control

        In the event of a Change in Control, the Committee shall have the discretion to accelerate the vesting of awards, eliminate any restrictions applicable to awards, deem the performance measures to be satisfied, or take such other action as it deems appropriate, in its sole discretion.

Federal Income Tax Consequences

Nonqualified Stock Options

        Under the current tax rules, NQSOs granted under the Plan will not be taxable to a participant at grant, but generally will result in taxation at exercise, at which time the participant will recognize ordinary income in an amount equal to the difference between the option’s exercise price and the fair market value of the shares on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the participant recognizes this income.

 Incentive Stock Options

        Under the current tax rules, an employee will generally not recognize ordinary income on receipt or exercise of an ISO so long as he or she has been an employee of the Company or its subsidiaries from the date the ISO was granted until three months before the date of exercise; however, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price is generally an adjustment in computing the employee’s alternative minimum tax in the year of exercise. If the employee holds the shares of our common stock received on exercise of the ISO for one year after the date of exercise (and for two years from the date of grant of the ISO), any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO. If an employee exercises an ISO but engages in a “disqualifying disposition” by selling the shares acquired on exercise before the expiration of the one- and two-year holding periods described above, the employee generally will recognize ordinary income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the shares on the date of disqualifying disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on the disqualifying disposition and the exercise price. In either event, the
Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the disqualifying disposition.

 Stock Appreciation Rights (SARs)

Under the current tax rules, a participant will generally not recognize income, and we will not be entitled to a deduction from income, at the time of grant of a SAR. When the SAR is exercised, the participant will recognize ordinary income equal to the difference between the aggregate grant price and the fair market value, as of the date the SAR is exercised, of our common stock. The participant’s tax basis in shares acquired upon exercise of a stock-settled SAR will equal the amount recognized by the participant as ordinary income. We will generally be entitled to a federal income tax deduction, in the tax year in which the SAR is exercised, equal to the ordinary income recognized by the participant as described above. If the participant holds shares acquired through exercise of a stock-settled SAR for more than one year after the exercise of the SAR, the capital gain or loss realized upon the sale of those shares will be a long-term capital gain or loss. The participant’s holding period for shares acquired upon the exercise of a stock-settled SAR will begin on the date of exercise.

 Restricted Stock and Restricted Stock Units

The Company is required to withhold taxes to comply with federal and state laws applicable to the value of shares of restricted stock when they vest. Upon the lapse of the applicable restrictions, the value of the restricted stock generally will be taxable to the participant as ordinary income and deductible by the Company. Restricted stock units generally are subject to tax at the time of payment and the Company will generally have a corresponding deduction when the participant recognizes income.

Performance Shares

Performance shares generally are subject to tax at the time of payment and we generally will have a corresponding deduction when the participant recognizes income.

 Section 409A

To the extent that Section 409A of the Code is applicable, we intend to administer the Plan and any grants made thereunder in a manner consistent with the requirements of Section 409A, and any regulations and other guidance promulgated with respect to Section 409A by the U.S. Department of Treasury or Internal Revenue Service. The Committee may permit or require a participant to defer receipt of cash or shares of common stock that would otherwise be due to the participant under the Plan or otherwise create a deferred compensation arrangement (as defined in Section 409A of Code) in accordance with the terms of the Plan. The deferral of an award under the Plan or compensation otherwise payable to the participant will be set forth in the terms of the award agreement or as elected by the participant pursuant to such rules and procedures as the Committee may establish. Any such initial deferral election by a participant will designate a time and form of payment and will be made at such time as required by and in accordance with Section 409A. Any deferred compensation arrangement created under the Plan will be distributed at such times as provided in an award agreement or a separate election form and in accordance with Section 409A. No distribution of a deferral will be made pursuant to the Plan if the Committee determines that a distribution would (i) violate applicable law; (ii) be nondeductible pursuant to Section 162(m) of the Code; or (iii) violate a loan covenant or similar contractual requirement of the Company causing material harm to the Company. In any such case, a distribution will be made at the earliest date at which the Committee determines such distribution would not trigger clause (i), (ii) or (iii) above. All awards under the Plan are intended either (i) to be exempt from Section 409A or (ii) to comply with Section 409A, and will be administered in a manner consistent with that intent.

 Withholding

The Company has the right to deduct or withhold, or require the participant to remit to the Company, the amount the Company determines is necessary to satisfy federal, state and local taxes, domestic or foreign, required by applicable law or regulation to be withheld with respect to any taxable event arising under the Plan. The Company may withhold shares of our common stock to satisfy the minimum withholding tax required upon a taxable event arising under the Plan, but the participant may elect, subject to the approval of the Committee, to deliver to the Company the necessary funds to satisfy the withholding obligation, in which case there will be no reduction in the shares of our common stock otherwise distributable to the participant.

Tax Advice

The preceding discussion is based on U.S. income tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Plan. A participant may also be subject to state and local income taxes in connection with the grant of awards under the Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

 Other Information

The Plan was originally effective on July 31, 2006. The amendment and restatement of the Plan will be effective June 16, 2011, subject to stockholder approval, and, subject to the right of the Committee to amend or terminate the Plan, will remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after the ten-year anniversary of the original effective date of the Plan.

The Committee may, at any time, amend, suspend or terminate the Plan, and the Committee may amend any award agreement; provided that no amendment may, in the absence of written consent to the change by the affected participant, materially alter or impair any rights or obligations under an award already granted under the Plan.

New Plan Benefits and Other Matters

The Committee has discretion to determine the type, terms and conditions and recipients of awards granted under the Plan. Accordingly, it is not possible to determine the amount of the awards that will be received by any director, officer, consultant or employee of the Company under the Plan if the amendment and restatement of the Plan is approved.

On April 20, 2011, the Nasdaq Global Market reported a closing price of $8.09 for our common stock. The following table sets forth information regarding securities authorized for issuance under our equity compensation plans as of December 31, 2010.

 Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of SecuritiesRemaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)

Equity Compensation Plans Approved by Security Holders(1)	5,343,637	$4.33	495,277	(2)
Equity Compensation Plans Not Approved by Security Holders(3)	—	—	—
Total	5,343,637	$4.33	495,277

(1)	Includes our 2004 Unit Option Plan, which was merged with our 2006 Stock Incentive Plan.

(2)	Includes shares remaining available for future issuance under our 2006 Stock Incentive Plan.

(3)	There are no equity compensation plans in place not approved by our stockholders.

Required Vote

The affirmative vote of the holders of a majority of the Company’s common stock present at the annual meeting in person or by proxy and entitled to vote on this proposal is required to approve this proposal to amend and restate our 2006 Stock Incentive Plan.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2006 STOCK INCENTIVE PLAN.

Proposal 5: Advisory Approval of Executive Compensation

Under new Section 14A of the Securities Exchange Act of 1934, enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Company is providing stockholders with the opportunity to cast an advisory vote to approve the Company’s executive compensation, as disclosed in our Compensation Discussion and Analysis, related compensation tables, and other related material under the compensation disclosure rules of the Securities and Exchange Commission, as set forth in this proxy statement.

This vote will not be binding on or overrule any decisions by our Board of Directors, will not create or imply any additional fiduciary duty on the part of the Board, and will not restrict or limit the ability of our stockholders to make proposals for inclusion in proxy materials related to executive compensation.  However, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. Our Board of Directors has determined that the best way to allow our stockholders to vote on the Company’s executive pay programs and policies is through the following resolution:

RESOLVED, that the stockholders approve the Company’s compensation of executives as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the Compensation Discussion and Analysis, the compensation tables, and related material).

Required Vote

The affirmative vote of the holders of a majority of the Company’s common stock present at the annual meeting in person or by proxy and entitled to vote on this proposal is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” ADVISORY APPROVAL OF THE COMPANY’S COMPENSATION OF EXECUTIVES AS DISCLOSED IN THIS PROXY STATEMENT.

Proposal 6: Advisory Approval of Frequency of Stockholder Advisory Approval of Executive Compensation

Under new Section 14A of the Securities Exchange Act of 1934, enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Company is providing stockholders with the opportunity to cast an advisory vote to determine whether the stockholder vote to approve the Company’s executive compensation will occur every 1, 2, or 3 years.  Stockholders may also abstain from voting.

Our Board of Directors believes that an advisory vote on executive compensation every 3 years is the appropriate frequency for the Company and its stockholders.  This longer frequency is consistent with our long-term compensation programs, as it is not in the best interests of the Company, our employees or our stockholders to encourage a short-term view in our compensation policies and programs.  Rather, we believe that the results of our compensation practices are best evaluated and considered over a multi-year period.  In addition, an advisory vote every 3 years reflects an appropriate time period during which our Board may thoroughly consider the results of the most recent advisory vote and develop and implement any required adjustments to our programs.  Regardless of the frequency of the advisory vote, our stockholders may communicate with our Board at any time, using the communication methods set forth in this proxy statement.  Finally, our directors have been and will continue to be closely engaged with our stockholders, and are elected on an annual basis for one-year terms.  As such, the advisory vote on compensation is one of multiple ways in which stockholders may communicate with our Board of Directors regarding the Company’s executive compensation programs.

    This vote will not be binding on or overrule any decisions by our Board of Directors, will not create or imply any additional fiduciary duty on the part of the Board, and will not restrict or limit the ability of our stockholders to make proposals for inclusion in proxy materials related to executive compensation.  This vote is not to approve or disapprove our Board of Directors’ recommendation.  However, our Board will take into account the outcome of the vote when considering the frequency of stockholder approval of the Company’s executive compensation.

Required Vote

The choice that receives the most votes (1 year, 2 years, 3 years, or abstain) will be deemed to be the choice of stockholders.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE FOR THE STOCKHOLDER ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION TO OCCUR EVERY “3 YEARS”.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

 Board Leadership Structure

Our Board of Directors is led by an independent Chairman, Jack M. Greenberg.  We believe that the current Board leadership structure for the Company is appropriate in light of the differences between the roles of Chairman of the Board and Chief Executive Officer. The Chief Executive Officer is responsible for setting the strategic direction of the Company and for the day-to-day leadership and performance of the Company, whereas the Chairman of the Board provides guidance to the Chief Executive Officer, is responsible for chairing Board meetings, advising on agenda topics and advising on corporate governance matters. Furthermore, this structure enhances the accountability of the Chief Executive Officer to the board and strengthens the board’s independence from management. We have had this leadership structure since inception.

 Board of Directors Role in Risk Oversight

Our Board of Directors, through its three committees, has an advisory role in risk oversight for the Company. Company management maintains primary responsibility for the risk management of the Company. The current trends toward increased regulation and litigation, as well as recent macro-economic challenges, among other things, make it extremely difficult to predict the type and magnitude of risks facing the Company. In spite of this unpredictability, the Board relies on the representations of management, the external audit of the financial information, the Company’s systems of internal controls, the Company’s insurance advisors, and the historically conservative practices of the Company to provide comfort on the Company’s ability to manage its risks. Management’s discussion of current risk factors are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

 Meetings and Committees of the Board of Directors

During fiscal 2010, the Board of Directors (the “Board”) held six meetings. During fiscal 2010, each director attended at least 75% of the aggregate of the total number of meetings of the Board held during the period in which he or she was a director and the total number of meetings held by all of the committees of the Board on which he or she served. The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees was formally established in August 2006 in connection with the Company’s initial public offering and operates under a written charter adopted by the Board of Directors.

Audit Committee.     The Audit Committee consists of Charles K. Bobrinskoy, John R. Walter, Peter J. Barris and Sharyar Baradaran. Charles K. Bobrinskoy serves as the chairman of our Audit Committee. The Audit Committee is composed of independent non-employee directors and is responsible for, among other things, supervising internal audit and reviewing internal financial controls and accounting principles to be employed in the preparation and review of our financial statements. In addition, the Audit Committee has authority to engage public accountants to audit our annual financial statements and determine the scope of the audit to be undertaken by such accountants. Charles K. Bobrinskoy is our Audit Committee financial expert under the SEC rule implementing Section 404 of the Sarbanes-Oxley Act of 2002. During fiscal 2010, the Audit Committee held five meetings.

Compensation Committee.     The Compensation Committee consists of Linda S. Wolf, John R. Walter, Jack M. Greenberg, Peter J. Barris, Eric P. Lefkofsky, Charles K. Bobrinskoy and Sharyar Baradaran. John R. Walter serves as the chairman of our Compensation Committee. The Compensation Committee is composed of independent non-employee directors and is responsible for, among other things, reviewing and approving compensation of our Chief Executive Officer and our other executive officers. Additionally, the Compensation Committee reviews and recommends to our Chief Executive Officer and the Board policies, practices and procedures relating to the compensation of managerial employees and the establishment and administration of certain employee benefit plans for managerial employees. The Compensation Committee has the authority to administer our Stock Incentive Plan, and advise and consult with our officers regarding managerial personnel policies. The Compensation Committee did not engage a compensation consultant in 2010. See “EXECUTIVE AND DIRECTOR COMPENSATION — Compensation Discussion and Analysis” section of this proxy statement for discussion of the Company’s processes and procedures for considering and determining executive and director compensation. During fiscal 2010, the Compensation Committee held six meetings.

Executive Committee.     On April 9, 2010, the Board of Directors voted to create an Executive Committee effective June 24, 2010.  The Executive Committee is appointed by the Board of Directors and is authorized to exercise the powers and duties of the Board between regularly scheduled Board meetings and while the Board is not in session. The Executive Committee consists of John R. Walter, Jack M. Greenberg, Charles K. Bobrinskoy and Eric D. Belcher. John R. Walter serves as the chairman of our Executive Committee.  During fiscal 2010, the Executive Committee met two times.

Nominating and Corporate Governance Committee.     The Nominating and Corporate Governance Committee consists of John R. Walter, Linda S. Wolf, Jack M. Greenberg, Peter J. Barris, Eric P. Lefkofsky and Sharyar Baradaran. Linda S. Wolf serves as the chairman of our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of independent non-employee directors and is responsible for, among other things, assisting the Board with its responsibilities regarding:

•	the identification of individuals qualified to become directors;

•	the selection of the director nominees for the next annual meeting of stockholders;

•	the selection of director candidates to fill any vacancies on the Board;

•	the performance, composition, duties and responsibilities of the Board and the committees of the Board;

•	succession planning for the Chief Executive Officer; and

•	the operation of the Board with respect to corporate governance matters.

In evaluating and determining whether to nominate a candidate for a position on the Company’s Board, the Nominating and Corporate Governance Committee will consider the candidate’s professional ethics and values, relevant management experience and a commitment to enhancing stockholder value. The Company regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise, and the need for particular expertise on the Board. Candidates may come to the attention of the Nominating and Corporate Governance Committee from current Board members, stockholders, professional search firms, officers or other persons. The Nominating and Corporate Governance Committee will review all candidates in the same manner regardless of the source of recommendation. During fiscal 2010, the Nominating and Corporate Governance Committee held four meetings.

The Nominating and Corporate Governance Committee will consider stockholder recommendations of candidates when the recommendations are properly submitted. Any stockholder recommendations which are submitted under the criteria summarized above should include the candidate’s name and qualifications for Board membership and should be addressed to Joseph M. Busky, Corporate Secretary, InnerWorkings, Inc., 600 West Chicago Avenue, Suite 850, Chicago, Illinois 60654.

For purposes of potential nominees to be considered at the 2012 annual stockholders’ meeting, the Corporate Secretary must receive this information no earlier than March 18, 2012 and no later than the close of business on April 7, 2012, in accordance with the procedures in the Bylaws. The notice must set forth the candidate’s name, age, business address, residence address, principal occupation or employment, the number of shares beneficially owned by the candidate and information that would be required to solicit a proxy under federal securities law. In addition, the notice must include the stockholder’s name, address and the number of shares beneficially owned (and the period they have been held).

The Company has not paid a third party a fee to identify, evaluate or assist in identifying potential nominees for director.

Governance Documents

All of the Company’s current committee charters are available at www.inwk.com in the “Investor Center” under the link “Committees and Policies.”

 Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee serves, or has at any time served, as an officer or employee of us or any of our subsidiaries. None of our executive officers has served as a member of the Compensation Committee, or other committee serving an equivalent function, of any other entity, one of whose executive officers served as a member of our Compensation Committee.

 Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any board committee or any chair of any such committee by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Joseph M. Busky, Corporate Secretary” at 600 West Chicago Avenue, Suite 850, Chicago, Illinois 60654.

All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. The Corporate Secretary will forward copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or its committees or that he otherwise determines requires the attention of any member, group or committee of the Board.

Attendance at Annual Meeting

Directors are encouraged, but not required, to attend our annual stockholders’ meeting. Messrs. Belcher, Greenberg, Walter and Bobrinskoy attended the 2010 Annual Meeting of Stockholders.

STOCK OWNERSHIP

 Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 20, 2011 (except as indicated below) by:

•	all persons known by us to own beneficially 5% or more of our outstanding common stock;

•	each of our directors and director nominees;

•	each of the named executive officers listed in the “EXECUTIVE AND DIRECTOR COMPENSATION — Executive Compensation — Summary Compensation Table” section of this proxy statement; and

•	all of our directors and executive officers as a group.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o InnerWorkings, Inc., 600 West Chicago Avenue, Suite 850, Chicago, Illinois 60654.

Name and Address	Number of Shares Beneficially Owned(1)		Approximate Percent of Class(1)
CERTAIN BENEFICIAL OWNERS (not including directors and executive officers):
Richard A. Heise, Jr.	6,459,906	(2)	13.8%
Entities affiliated with New Enterprise Associates	7,127,067	(3)	15.3%
c/o New Enterprise Associates 1954 Greenspring Drive, Suite 600 Timonium, MD 21093
Wells Fargo and Company	7,247,140	(4)	15.5%
420 Montgomery Street San Francisco, CA 94104
Allianz Global Investors Capital LLC	2,787,772	(5)	6.0%
600 West Broadway, Suite 2900 San Diego, CA 92101
Riverbridge Partners LLC	3,148,125	(6)	6.7%
801 Nicollet Mall, Suite 600 Minneapolis, MN 55402
T Rowe Price Associates, Inc.	4,244,900	(7)	9.1%
100 E. Pratt Street Balitmore, MD 21202
DIRECTORS, DIRECTOR NOMINEES AND NAMED EXECUTIVE OFFICERS:
John R. Walter	1,578,289	(8)	3.4%
Eric D. Belcher	651,558	(9)	1.4%
Jack M. Greenberg	170,459	(10)	*
Peter J. Barris	7,186,355	(11)	15.4%
c/o New Enterprise Associates 1954 Greenspring Drive, Suite 600 Timonium, MD 21093
Sharyar Baradaran	756,919	(12)	1.6%
Linda S. Wolf	106,237	(13)	*
Eric P. Lefkofsky	3,517,646	(14)	7.5%
Charles K. Bobrinskoy	93,453	(15)	*
Joseph M. Busky	122,796		*
Jonathan M. Shean	37,500		*
Jan J. Sevcik	2,577		*
All directors and executive officers as a group (9 persons)	14,183,602	(16)	30.4%

*	= less than 1%

(1)
“Beneficial ownership” means any person who, directly or indirectly, has or shares voting or investment power with respect to a security or has the right to acquire such power within 60 days. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of April 20, 2011 are deemed outstanding for computing the ownership percentage of the person holding such options, but are not deemed outstanding for computing the ownership percentage of any other person. The number of shares beneficially owned is determined as of April 20, 2011, and the percentages are based upon 46,708,172 shares of our common stock outstanding as of April 20, 2011. Unless otherwise indicated, each stockholder listed below has sole voting and investment power with respect to the shares of common stock beneficially owned by such stockholder.

(2)	Includes 4,128,316 shares owned by Old Willow Partners, LLC and 1,897,417 shares owned by the Heise 2005 Grantor Trust, which are both controlled by Richard A. Heise, Jr.

(3)	Based solely on Schedule 13G/A filed with the Securities Exchange Commission on February 10, 2011.

(4)	Based solely on Schedule 13G/A filed with the Securities Exchange Commission on January 20, 2011.

(5)	Based solely on Schedule 13G filed with the Securities Exchange Commission on February 14, 2011.

(6)	Based solely on Schedule 13G/A filed with the Securities Exchange Commission on February 4, 2011.

(7)	Based solely on Schedule 13G filed with the Securities Exchange Commission on February 9, 2011.

(8)	Includes options to purchase 1,551,115 shares of common stock and 26,131 shares of restricted stock, which are exercisable within sixty days of April 20, 2011.

(9)	Includes options to purchase 594,240 shares of common stock and 47,318 shares of restricted stock, which are exercisable within sixty days of April 20, 2011.

(10)
Includes options to purchase 126,462 shares of common stock and 29,775 shares of restricted stock, which are exercisable within sixty days of April 20, 2011. Of these options, an option to purchase 50,000 shares is held for the benefit of Mr. Greenberg’s family. Mr. Greenberg may be deemed to have voting and dispositive power over the securities held for the benefit of members of his family. Mr. Greenberg disclaims beneficial ownership of these securities except to the extent of his pecuniary interest.

(11)
Includes 7,127,067 shares of common stock held by New Enterprise Associates 11, Limited Partnership. Mr. Barris is a manager of NEA 11 GP, LLC, which is the sole general partner of NEA Partners 11, Limited Partnership (“NEA Partners 11”). NEA Partners 11 is the sole general partner of New Enterprise Associates 11, Limited Partnership (“New Enterprise Associates 11”), the direct beneficial owner of the securities. Mr. Barris disclaims beneficial ownership of the securities held by New Enterprise Associates 11, except to the extent of his pecuniary interest. Includes 670 shares held by PJ Barris, LLC. Peter J. Barris is a member of PJ Barris, LLC and may be deemed to have voting and dispositive power over the shares. Mr. Barris disclaims beneficial ownership of the shares except to the extent of his pecuniary interest. Also includes 168 shares held by PDB LCC.  Mr. Barris is an investment advisor to to PDB LLC.  Mr. Barris disclaims beneficial ownership of the shares except to the extent of his pecuniary interest.  Also includes 2,213 shares held by New Enterprise Associates LLC (“NEA LLC”). Mr. Barris is a member and director of NEA LLC. He disclaims beneficial ownership of the shares except to the extent of his pecuniary interest. Also includes, 26,462 options to purchase shares of common stock and 29,775 shares of restricted stock, which are exercisable within sixty days of April 20, 2011.

(12)
Includes 700,682 shares of common stock held by the Baradaran Revocable Trust. Sharyar Baradaran is the trustee of the Trust and may be deemed to have voting and dispositive power over the shares. Mr. Baradaran disclaims beneficial ownership of these shares except to the extent of his pecuniary interest. Also includes, 26,462 options to purchase shares of common stock and 29,775 shares of restricted stock, which are exercisable within sixty days of April 20, 2011.

(13)	Includes options to purchase 76,462 shares of common stock and 29,775 shares of restricted stock, which are exercisable within sixty days of April 20, 2011.

(14)
Includes 3,473,734 shares held by Orange Media, LLC, the sole member of which is Elizabeth Kramer Lefkofsky, the wife of Eric P. Lefkofsky. Also includes options to purchase 17,781 shares of common stock and 26,131 shares of restricted stock, which are exercisable within sixty days of April 20, 2011.

(15)	Includes options to purchase 46,462 shares of common stock and 29,775 shares of restricted stock, which are exercisable within sixty days of April 20, 2011.

(16)	Excludes Jonathan M. Shean and Jan J. Sevcik who were not executive officers as of April 20, 2011.

 Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our common stock. They are also required to provide us with copies of any forms they file.

Based solely on our review of the reports furnished to us, we believe that during the last fiscal year, all reports filed by our directors and executive officers under Section 16(a) were made timely.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In the ordinary course of our business and in connection with our financing activities, we have entered into a number of transactions with our directors, officers and 5% or greater stockholders. All of the transactions set forth below were approved by our Audit Committee and by the unanimous vote of our Board of Directors. We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. Our Audit Committee is responsible for approving related party transactions, as defined in applicable rules promulgated by the Securities and Exchange Commission. Our Audit Committee operates under a written charter pursuant to which all related party transactions are reviewed for potential conflicts of interest situations. Such transactions must be approved by our Audit Committee prior to consummation.

Relationships with Echo Global Logistics

In February 2005, we acquired 2,000,000 shares of common stock of Echo Global Logistics, Inc. (Echo), a technology enabled transportation and logistics business process outsourcing firm, for $125,000. On September 25, 2009, Echo completed a one-for-two reverse stock split of all outstanding shares of its capital stock and immediately following, recapitalized all outstanding shares into newly issued shares of common stock on approximately a one-for-one basis. Echo recapitalized its outstanding capital stock in connection with its initial public offering.  As of April 29, 2011, we owned 270,365 shares of Echo’s common stock.  Three members of our Board of Directors, Eric P. Lefkofsky, Peter J. Barris and John R. Walter, are also directors of Echo.  In addition, other than Linda S. Wolf and Charles K. Bobrinskoy, each member of our Board of Directors has a direct and/or an indirect ownership interest in Echo.

Echo provided transportation services to us in 2010. As consideration for these services, we paid Echo approximately $5.7 million in 2010.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Officers

The following table sets for the certain information concerning each of our executive officers:

Name	Age	Position
Eric D. Belcher	42	Chief Executive Officer, President and Director
Joseph M. Busky	43	Chief Financial Officer and Secretary

Eric D. Belcher, see the section of this proxy statement entitled “PROPOSALS TO BE VOTED ON — Proposal No. 1 — Election of Directors.”

Joseph M. Busky has served as our Chief Financial Officer since July 2008. From November 2006 to November 2007, Mr. Busky served as Corporate Vice President, Chief Accounting Officer at Dade Behring, Inc., a clinical diagnostics company. Upon the purchase of Dade Behring by Siemens Healthcare in November 2007 and until June 2008, Mr. Busky assumed the role of Vice President, Corporate Controller for the Siemens Healthcare Diagnostics division. Previously, Mr. Busky served in various roles of increasing responsibility at Dade Behring, including Vice President, Treasurer, Vice President, Corporate Controller and Vice President, Corporate Planning. Before joining Dade Behring in 1997, Mr. Busky worked in the audit function of Price Waterhouse, a global accounting firm, for nine years. Mr. Busky is a Certified Public Accountant and holds a Bachelor of Business Administration in Accounting and a Masters in Business Administration degree from Loyola University in Baltimore.

Compensation Discussion and Analysis

   Overview

This compensation discussion describes the material elements of compensation awarded to, earned by, or paid to each of our named executive officers during the last completed fiscal year. This compensation discussion focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year, but we also describe compensation actions taken before or after the last completed fiscal year to the extent it enhances the understanding of our executive compensation disclosure.

The Compensation Committee oversees the design and administration of our executive compensation program. The principal elements of our executive compensation program are base salary, annual cash incentives, long-term equity incentives in the form of stock options and restricted stock awards, other benefits and perquisites, post-termination severance and acceleration of stock option and restricted stock award vesting for certain named executive officers upon termination and/or a change in control. Our other benefits and perquisites consist of life and health insurance benefits and a qualified 401(k) savings plan, and include reimbursement for certain medical insurance and automobile payments.  Our philosophy is to position the aggregate of these elements at a level that is commensurate with our size and sustained performance.

The Compensation Committee believes that the most effective executive compensation program is one that is designed to attract high level talent and to reward the achievement of annual and long-term company performance goals and aligns our named executive officers’ interests with those of our shareholders, with the ultimate objective of increasing long-term shareholder value.

  Compensation Program Objectives and Philosophy

In General.  The objectives of our compensation programs are to:

•	Attract, motivate and retain talented and dedicated executive officers,

•	Provide our executive officers with both cash and equity incentives to further the interests of the Company and its shareholders, and

•
Provide our executive officers with long-term incentives to provide stability during the continued growth of the Company and provide the opportunity for long-term compensation based upon the performance of the Company’s common stock over time.

Generally, the compensation of our executive officers is composed of a base salary, an annual incentive compensation award and equity awards in the form of stock options and restricted stock awards. In setting base salaries, the Compensation Committee reviews the individual contributions of the particular executive. Annual incentive compensation awards are granted under our Annual Incentive Plan. In addition, stock options and restricted stock awards are granted to provide the opportunity for long-term compensation based upon the performance of our common stock over time.

Competitive Market Assessment and Compensation Process.    We define our competitive market for executive talent and investment capital to be the business and technology services industries.  For 2010, the Compensation Committee did not engage in formal benchmarking of our executives’ compensation packages, but did assess the compensation levels and programs of our executives against the compensation practices within our industry for comparative purposes. For each of our named executive officers, the Compensation Committee also reviews and approve all elements of compensation taking into consideration recommendations from our Chief Executive Officer (for compensation other than his own).  The Compensation Committee meets in executive session to determine the compensation of our Chief Executive Officer.

As part of our 2011 executive compensation review, the Compensation Committee retained an external independent consultant, AON Hewitt (formerly Hewitt Associates), to assess competitive market compensation practices, and to assist in identifying and selecting the appropriate peer group.  A list of the companies comprising our peer group, which was approved by the Compensation Committee in February of 2011, as set forth below.

Hewitt provided the Compensation Committee with information regarding the compensation practices of our peer group and also advised the Compensation Committee on market trends and best practices.  Hewitt also provided a detailed review of our executive compensation program to assess whether the components of our program are consistent with the Company’s objectives and philosophies.

For competitive benchmarking purposes, in consultation with Hewitt, the Compensation Committee approved the following peer group of companies:
Cenveo, Inc.
Ennis, Inc.
Schwak, Inc.
Vistaprint N.V.
Diamond Management & Technology Consultants
Huron Consulting
Navigant Consulting
Resources Connection

The Compensation Committee compared each component of our compensation program against the peer group.  The peer group information reviewed by the Compensation Committee and referenced in this Proxy Statement was provided by Hewitt and derived from the most recently filed proxy statement of each peer group company as of September of 2010.

Regulatory Considerations.  We have designed our Annual Incentive Plan so that bonuses paid thereunder may qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended to the extent that Section 162(m) applies to us. However, we reserve the right to award compensation that is not deductible under Section 162(m). We will consider the size and frequency of any future stock option and restricted stock awards under our long-term equity incentive program based on Company and individual performance and other market factors.

Base Salaries

In General.     We provide the opportunity for our named executive officers and other executives to earn a competitive annual base salary. We believe that to attract and retain an appropriate caliber of talent for the position, a portion of our executives’ compensation should be fixed and predictable. We target the salaries of our named executive officers to be between the 40th and 60th percentile of our peer companies depending on such factors as the Company’s performance and the named executive officer’s total compensation package.

The salary of our Chief Executive Officer is set by our Compensation Committee, but in accordance with his employment agreement, will not be less than $500,000.  Our Chief Executive Officer did not receive a salary increase in 2010.  Our Chief Financial Officer’s salary was increased from $350,000 to $380,000 effective April 1, 2010.  Mr. Shean’s salary was increased from $250,000 to $270,000 effective April 1, 2010.  Mr. Sevcik did not receive a salary increase in 2010.

Taking into consideration the Company’s performance in 2010, their individual performances and the competitive benchmarking results from our 2011 executive compensation review, Mr. Belcher’s base salary was raised from $500,000 to $650,000 effective April 1, 2011, placing Mr. Belcher’s salary at the 45th percentile of our peer group.  Mr. Busky’s base salary was raised from $380,000 to $425,000 effective April 1, 2011, placing Mr. Busky’s salary at the 53rd percentile of our peer group.

The table below shows our named executive officers’ base salary increases in the last fiscal year and the most recent increases, effective April 1, 2011:

Name and Principal Position	2009	2010	Percent Increase	2011	Percent Increase
Eric D. Belcher(1)	$500,000	$500,000	0.0%	$650,000	30.0%
Chief Executive Officer and President
Joseph M. Busky	$350,000	$380,000	8.6%	$425,000	11.8%
Chief Financial Officer
Jonathan M. Shean(2)	$250,000	$270,000	8.0%	N/A	N/A
Former Senior Vice President, Operations
Jan J. Sevcik(3)	$200,000	$200,000	0.0%	N/A	N/A
Former Chief Information Officer

(1)
Effective January 1, 2009, Eric D. Belcher replaced Steven E. Zuccarini as the Company’s Chief Executive Officer. Prior to appointment to Chief Executive Officer, Mr. Belcher served as the Company’s President and Chief Operating Officer.

(2)
Effective January 19, 2011, Jonathan M. Shean no longer serves as the Senior Vice President of Operations.  Also effective January 19, 2011, the Company entered into a separation and independent contractor agreement with Mr. Shean pursuant to which he will provide consulting services to the Company through July 1, 2011.

(3)
Effective June 30, 2010, Jan J. Sevcik no longer serves as the Chief Information Officer.  Also effective June 30, 2010, the Company entered into a consulting arrangement with Mr. Sevcik pursuant to which he provided consulting services to the Company through October 1, 2010.

Total Compensation Comparison.     For 2010, base salaries accounted for approximately 46.5% of total compensation for the Chief Executive Officer and 54.6% on average for our other named executive officers.

Annual Cash Incentives

In General.     We provide the opportunity for our named executive officers and other executives to earn an annual cash incentive award. We provide this opportunity to attract and retain an appropriate caliber of talent for the position and to motivate executives to achieve our annual business goals. We review annual cash incentive awards for our named executive officers and other executives annually in January or February to determine award payments for the last completed fiscal year, as well as to establish award opportunities for the current fiscal year. Annual cash incentive awards for 2010 were administered under our Annual Incentive Plan.

Target Award Opportunities.     The 2010 target opportunities under the Annual Incentive Plan were approved by the Compensation Committee on February 2, 2010. The 2010 management bonus award opportunities were based on the following criteria: 40% on adjusted EBITDA performance (100% pay-out based on reaching an EBITDA, less stock based compensation and bad debt, of $31MM), 40% on revenue growth (100% pay-out on reaching $488MM of revenue) and 20% based on discretionary non-financial performance, which includes targets such as client retention rate of 98% or higher, organic growth of 10% or higher, and improved ROIC results).

Mr. Belcher’s fiscal 2010 target annual incentive compensation was set at 50% of his base salary and Mr. Busky’s target annual incentive compensation was set at 40% of his base salary.  Mr. Shean’s target annual incentive compensation was set at 32% of his base salary, and Mr. Sevcik’s target annual incentive compensation was set at 20% of his base salary.  The maximum bonus awards payable under the Annual Incentive Plan are 2x such target amounts.

    Based on the Company’s 2010 financial results, the percentage payouts realized under the quantitative component of the 2010 cash incentive plan for the named executive officers were as follows:

	2010 Target	2010 Actual	Payout under Plan	Weighting
Revenue	$488MM	$482MM	92%	40%
Adjusted EBITDA	$31MM	$29.9MM	73%	40%

    Based on the Compensation Committee’s assessment of the discretionary non-financial performance, the Compensation Committee awarded the named executive officers a payout equal to 210% of the target established for the qualitative component of the 2010 cash incentive plan for the named executive officers of the Company.

	Annual Cash Incentive Award Opportunity
		Target Performance		Maximum Performance		Actual Bonus Earned
		% Salary	$ Amount	% Target	$ Amount	$ Amount
Eric D. Belcher	FY 2010	50%	$250,000	100%	$500,000	$270,000
Joseph M. Busky	FY 2010	40%	$152,000	80%	$304,000	$164,000
Jonathan M. Shean(1)	FY 2010	32%	$86,400	64%	$172,800	—
Jan J. Sevcik(2)	FY 2010	20%	$40,000	40%	$80,000	—

_________________

(1)	Mr. Shean received a $50,000 bonus for 2010 as part of his separation agreement with the Company.

(2)	Mr. Sevcik was not employed with the Company at the end of 2010 and was not eligible for an incentive award.

The 2011 target opportunities under the Plan were approved by the Compensation Committee on February 11, 2011. For the named executive officers, the target bonus award is 75% of the base salary for the Chief Executive Officer, and 40% of the base salary for the Chief Financial Officer, and the maximum bonus awards payable under the Annual Incentive Plan are 2x such target amounts.  The median target bonus percentage among our peer group for Chief Executive Officer is 90% of the executive’s base salary, and the median target bonus percentage among our peer group for Chief Financial Officer is 60%.

Individual Performance Goals. There were no specific individual performance goals for 2010 incentive awards, but the Compensation Committee or the Board could exercise discretion and take into account individual performance in determining awards.

Discretionary Adjustments.  Under the Annual Incentive Plan, the Compensation Committee may make reasonable adjustments to our overall corporate performance goals and our actual performance results that may cause differences between the numbers used for our performance goals and the numbers reported in our financial statements. These adjustments may exclude all or a portion of both the positive or negative effect of external events that are outside the control of our executives, such as natural disasters, litigation, or regulatory changes in accounting or taxation standards. These adjustments may also exclude all or a portion of both the positive or negative effect of unusual or significant strategic events that are within the control of our executives but that are undertaken with an expectation of improving our long-term financial performance, such as restructurings, acquisitions, or divestitures.

Total Compensation Comparison. For the last completed fiscal year, the annual bonus (not including any long-term cash incentive bonus) accounted for 25.1% of total compensation for the Chief Executive Officer and 15.0% on average for our other named executive officers (excluding Mr. Sevcik, who did not receive a bonus for 2010 due to his termination of employment).  In setting the target bonus amounts, our Board took into consideration that our named executive officers have significant equity interests in us through direct ownership of shares or prior option grants, which provide them with additional performance incentives.

Long-Term Equity Incentives

In General.  We provide the opportunity for our named executive officers and other executives to earn a long-term equity incentive award. Long-term incentive awards provide employees with the incentive to stay with us for longer periods of time, which in turn provides us with greater stability during a period of rapid growth. In addition, we believe that these awards are the best way to align the interests of the executives with those of our shareholders.

In determining the amounts of equity compensation awarded, our Compensation Committee generally considers a variety of factors including: individual performance, scope of responsibility within the organization and demonstrated leadership competencies and skills. In 2009, based on poor macroeconomic conditions, we did not award equity compensation.  On March 10, 2010, Mr. Belcher was granted 50,000 shares of the Company’s stock, Mr. Busky was granted 42,000 shares of the Company’s stock, Mr. Shean was granted 32,000 shares of the Company’s stock, and Mr. Sevcik was granted 11,336 shares of the Company’s stock.  These shares vest over a four year period, in equal installments on each anniversary of the grant date.

    The Board of Directors is recommending an Amendment and Restatement of our 2006 Stock Incentive Plan to our shareholders that would prohibit the cancellation or repricing of underwater SAR or option awards, see Proposal 4 for additional information.

Stock Options.  For our named executive officers, our stock option program is based on grants that are individually negotiated in connection with employment agreements and other grants to our executives. We had traditionally used stock options as a form of equity compensation because stock options provide a relatively straightforward incentive for our executives, and result in less immediate dilution of existing stockholders’ interests. All grants of stock options to our employees were granted with exercise prices equal to or greater than the fair market value of our common stock on the respective grant dates. For a discussion of the determination of the fair market value of these grants, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Stock-Based Compensation” in our Annual Report on Form 10-K.

Our stock options have a 10-year contractual exercise term. In general, the option grants are also subject to the following post-termination and change in control provisions:

Event	Award Vesting/Forfeiture	Exercise Term
Termination by Us for Reason Other than Cause, Disability or Death	Forfeit Unvested	Earlier of: (1) 1 Year or (2) Remaining Option Period

Termination due to Disability or Death	Forfeit Unvested	Remaining Option Period

Termination for Cause	Forfeit Vested and Unvested	Expire

Other Termination	Forfeit Unvested	Earlier of: (1) Remaining Option Period or (2) 30 Days from Date of Termination

Change in Control	Accelerated*	*

*
The Compensation Committee may provide that, in the event of a change in control, any outstanding awards that are unexercisable or otherwise unvested will become fully vested and immediately exercisable. If there is a termination of employment, the applicable termination provisions regarding exercise term will apply.

The vesting of certain of our named executive officers’ stock options is accelerated pursuant to the terms of their employment agreements in certain termination and/or change in control events. These terms are more fully described in “— Employment Agreements” and “— Potential Payments upon Termination or Change in Control.”

Restricted Stock Awards.  Subject to the terms and conditions of the amended and restated 2006 Stock Incentive Plan, which we refer to as the Plan, our Compensation Committee may, at any time and from time to time, grant restricted stock or restricted stock units to participants in such amounts as it determines. In addition, the Compensation Committee may, at any time and from time to time, allow (or require, as to bonuses) selected employees and directors to defer the payment of any portion of their salary or bonuses or both. A participant’s deferral will be credited to the participant in the form of restricted stock units. Each participant who elects to make a deferral will be credited under the Plan with a number of restricted stock units equal to no less than the amount of the deferral divided by the fair market value of a share of our common stock on the date of the grant of the restricted stock units.

The grant of a share of restricted stock entitles the participant to receive a share of our common stock upon completing a specified period of service and/or the achievement of specific performance objectives. Grants of restricted stock and restricted stock units become vested in accordance with such terms and conditions and during such periods as may be established by the Compensation Committee and set forth in the applicable award agreement.

    Total Compensation Comparison.  For the last completed fiscal year, long-term incentives accounted for 25.1% of total compensation for the Chief Executive Officer, and 27.0% on average for our other named executive officers.

Executive Benefits and Perquisites

In General. We provide the opportunity for our named executive officers and other executives to receive certain perquisites and general health and welfare benefits. We also offer participation in our defined contribution 401(k) plan. We do not match employee contributions under our 401(k) plan. We offer these benefits to provide an additional incentive for our executives and to remain competitive in the general marketplace for executive talent. For the last completed fiscal year, we provided the following personal benefits and perquisites to our named executive officers:

Executive Benefit	Description
Reimbursed Car Payments	Certain executives are reimbursed for their automobile lease payments.
Reimbursed Medical Insurance Premiums	We reimburse certain executives for their medical insurance premium payments.

Total Compensation Comparison.     For 2010, personal benefits and perquisites accounted for approximately 3.2% of total compensation for our Chief Executive Officer and 4.8% on average for our other named executive officers.

Change in Control and Severance Benefits

In General.     We provide the opportunity for certain of our named executive officers to be protected under the severance and change in control provisions contained in their employment agreements. We provide this opportunity to attract and retain an appropriate caliber of talent for the position. Our severance and change in control provisions for the named executive officers are summarized in “— Employment Agreements” and “— Potential Payments upon Termination or Change in Control.” We believe our arrangements are reasonable in light of the fact that cash severance is limited to one year of salary continuation for Messrs. Belcher, Busky and Shean (at a rate equal to their then current base salary), and 90 days of salary continuation and continued commission payments for Mr. Sevcik; there is no severance increase with a change in control; and there are no “single trigger” benefits upon a change in control other than the vesting of Mr. Belcher’s option and restricted stock awards.

 Executive Compensation

The following table sets forth information regarding 2010 compensation for each of our named executive officers; 2009 and 2008 compensation is presented for such executives who were also named executive officers during those years.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards(1) ($)	Stock Awards(1) ($)	All Other Compensation (2) ($)	Total ($)
Eric D. Belcher	2010	500,000	270,000	—	270,000	34,876	1,074,876
Chief Executive Officer and President	2009	500,000	—	—	—	30,873	530,873
	2008	425,000	400,000	2,366,884	1,000,000	25,540	4,217,424

Joseph M. Busky	2010	380,000	164,000	—	226,800	32,476	803,276
Chief Financial Officer	2009	350,000	—	—	—	28,268	378,268
	2008	160,417	250,000	804,561	800,000	11,570	2,026,548

Jonathan M. Shean(3)	2010	270,000	50,000	—	172,800	31,876	524,676
Former Senior Vice President, Operations	2009	250,000	40,000	—		26,073	316,073
	2008	240,000	40,000	—		20,740	300,740

Jan J. Sevcik(4)	2010	200,000	—	—	61,214	48,088	309,302
Former Chief Information Officer	2009	200,000	—	—		24,321	224,321

(1)
Amounts represent the full grant date fair value of the stock option awards and restricted stock awards granted in 2010, 2009 and 2008 calculated in accordance with FASB ASC Topic 718. The amounts previously reported for 2008 have been restated in accordance with new SEC rules relating to the executive compensation disclosure. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the option awards and restricted stock awards, please see Note 2 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(2)	Consists of reimbursed car payments and medical insurance premiums. For Mr. Sevcik, also consists of payments made pursuant to his consulting arrangement in the amount of $30,000.

(3)
Effective January 19, 2011, Jonathan M. Shean no longer serves as the Senior Vice President of Operations.  Also effective January 19, 2011, the Company entered into a separation and independent contractor agreement with Mr. Shean pursuant to which he will provide consulting services to the Company through July 1, 2011.

(4)
Effective June 30, 2010, Jan J. Sevcik no longer serves as the Chief Information Officer.  Also effective June 30, 2010, the Company entered into a consulting arrangement with Mr. Sevcik pursuant to which he provided consulting services to the Company through October 1, 2010.

For a description of the material terms of employment agreements with our named executive officers, see “— Employment Agreements.”

2010 GRANTS OF PLAN-BASED AWARDS

The following table provides information for each of the Company’s named executive officers regarding 2010 plan-based awards. The only plan-based awards for 2010 were annual incentive awards under the Company’s Annual Incentive Plan.

			Estimated Potential Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock (#)	Grant Date Fair Value of Stock Awards ($)
Eric D. Belcher	Annual Incentive Award	2/13/2010	$250,000	$250,000	$500,000	—	—
	Restricted Stock	3/10/2010	—	—	—	50,000	$270,000
Joseph M. Busky	Annual Incentive Award	2/13/2010	$152,000	$152,000	$304,000	—	—
	Restricted Stock	3/10/2010				42,000	$226,800
Jonathan M. Shean	Annual Incentive Award	2/13/2010	$86,400	$86,400	$172,800	—	—
	Restricted Stock	3/10/2010				32,000	$172,800
Jan J. Sevcik	Annual Incentive Award	2/13/2010	$40,000	$40,000	$80,000	—	—
	Restricted Stock	3/10/2010	—	—	—	11,336	$61,214

(1)	These represent potential incentive opportunities for 2010 annual incentive awards. Actual amounts earned for 2010 performance are reported in the Summary Compensation Table.

(2)	Values based on the closing price of a share of our common stock on the date of grant.

Employee Benefits Plans

2004 Unit Option Plan

Effective January 1, 2004, we adopted the InnerWorkings, LLC 2004 Unit Option Plan. The principal purpose of the Unit Option Plan has been to attract, retain and reward selected employees, consultants and directors through the granting of non-qualified stock options.

Upon adoption in 2006 of our Stock Incentive Plan, the Unit Option Plan was merged into the Stock Incentive Plan and ceased to separately exist. Except with respect to rights that may be protected under prior award agreements, outstanding awards under the Unit Option Plan are now subject to the Stock Incentive Plan. No additional awards may be made under the Unit Option Plan on or after the effective date of the Stock Incentive Plan.

2006 Stock Incentive Plan

We maintain the InnerWorkings, Inc. 2006 Stock Incentive Plan. The principal purpose of the Stock Incentive Plan is to attract, motivate, reward and retain selected employees, consultants and directors through the granting of stock-based compensation awards. The Stock Incentive Plan provides for a variety of awards, including non-qualified stock options, incentive stock options (within the meaning of Section 422 of the Code), stock appreciation rights, restricted stock awards, performance-based awards and other stock-based awards. On April 27, 2011, our Compensation Committee approved the amendment and restatement of the Stock Incentive Plan, subject to stockholder approval, which amendment and restatement, among other things, increases the maximum number of shares of common stock that may be issued under the plan by 1,500,000 from 3,250,000 (plus any shares that are subject to grant under our prior unit option plans) to 4,750,000 (plus any shares that are subject to grant under our prior unit option plans).

Annual Incentive Plan

We maintain the InnerWorkings Annual Incentive Plan that rewards employees for meeting and exceeding annual performance goals established by the Compensation Committee based on one or more criteria set forth in the Annual Incentive Plan.

Eligibility to participate in the Annual Incentive Plan is limited to substantially all regular full-time and part-time employees. Temporary employees, any independent contractors, and certain other specified classifications are not eligible to participate in the Annual Incentive Plan.

Employees are eligible to receive bonuses based on meeting operational and financial goals that may be stated (a) as goals of the company, a subsidiary, or a portion thereof, (b) on an absolute basis and/or relative to other companies, or (c) separately for one or more participants or business units. The objective performance goals for the Annual Incentive Plan are established by our Compensation Committee at the beginning of the year. Bonus payouts are determined within a reasonable time after the end of the performance period.

Our Compensation Committee administers the Annual Incentive Plan and has the authority to construe, interpret and implement the Annual Incentive Plan and prescribe, amend and rescind rules and regulations relating to the Annual Incentive Plan. The determination of the Compensation Committee on all matters relating to the Annual Incentive Plan or any award agreement will be final, binding and conclusive. The Annual Incentive Plan may be amended or terminated by the Compensation Committee or our Board. However, the Annual Incentive Plan may not be amended without the prior approval of our stockholders, if such approval is necessary to qualify bonuses as performance-based compensation under Section 162(m) of the Code.  We are asking stockholders to reapprove the material terms of performance-based awards under our Annual Incentive Plan in Proposal 3.

OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR-END

The following table summarizes the number of securities underlying outstanding plan awards for each named executive officer as of December 31, 2010.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Eric D. Belcher	103,725	—		1.00	7/20/2015	84,820	(2)	555,571
	80,000	—		0.65	9/14/2015
	100,000	—		1.00	10/1/2015
	80,515	80,516	(2)	14.36	1/22/2018
	230,000	345,000	(3)	6.00	11/14/2018
Joseph M. Busky	76,046	76,045	(4)	12.54	7/16/2018	73,898	(4)	484,032
Jonathan M. Shean	—	—		—	—	12,500	(5)	81,875
Jan J. Sevcik (6)	—	—		—	—	—		—

(1)
The market value of unvested stock awards have been valued by multiplying the number of shares or units of stock that have not vested by $6.55, the Company’s closing stock price on December 31, 2010, the last trading day of the 2010 fiscal year.

(2)	Vests in two equal annual installments beginning on January 22, 2011.

(3)	Vests in three equal annual installments beginning on November 14, 2011.

(4)	Vests in two equal annual installments beginning on July 16, 2011.

(5)
Effective January 19, 2011, Mr. Shean no longer serves as the Senior Vice President of Operations.  In connection with Mr. Shean’s Separation and Independent Contractor agreement, Mr. Shean shall continue to vest in his previous stock grants through December 1, 2011 as if he had remained an employee of the Company.  As a result, he will forfeit 24,000 shares of restricted stock granted in March 2010.

(6)
Effective June 30, 2010, Mr. Sevcik no longer serves as the Chief Information Officer.  As a result, Mr. Sevcik forfeited 20,000 options with an exercise price of $16.25 and an expiration date of July 5, 2017, 25,063 options with an exercise price of $9.70 and an expiration date of October 13, 2018, and 19,068 shares of restricted stock.

2010 OPTION EXERCISES AND STOCK VESTED TABLE

The following table sets forth the number of shares acquired and the value realized by our named executive officers upon the vesting of restricted stock awards during the fiscal year ended December 31, 2010. There were no exercises of stock options by our named executive officers in 2010.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Eric D. Belcher	17,409	117,511
Joseph M. Busky	15,949	102,074
Jonathan M. Shean	12,500	80,000
Jan J. Sevcik	—	—

(1)	Value based on the closing market price on the date of vesting.

2010 PENSION BENEFITS

We do not maintain any qualified or non-qualified defined benefit plans.

2010 NONQUALIFIED DEFERRED COMPENSATION

We do not maintain any non-qualified deferred compensation plans.

Employment Agreements

Employment Agreement with Eric D. Belcher

We entered into an amended and restated employment agreement with Eric D. Belcher, our Chief Executive Officer, effective January 1, 2009.  Mr. Belcher’s original employment agreement was entered into in June 2005. The employment agreement provides that the amount of Mr. Belcher’s base salary will be determined annually by our Board, but will not be less than $500,000 per annum. Additionally, Mr. Belcher will receive a target annual bonus of 50% of his base salary if the Company meets its annual targets, with a maximum bonus eligibility not to exceed 200% of his bonus target.

 Upon execution of his amended and restated employment agreement, Mr. Belcher was paid a long term cash incentive bonus of $400,000, which is repayable on a pro rata basis if Mr. Belcher’s employment terminates under certain circumstances up to January 1, 2012.

In connection with the execution of his original employment agreement in June 2005, Mr. Belcher received options to purchase 105,000 shares of common stock at an exercise price of $1.00 per share. These options vested upon the completion of our initial public offering. As of December 31, 2010, 103,725 of these options remained unexercised.

In connection with his original employment agreement, Mr. Belcher was granted options to purchase 120,000 and 100,000 shares of common stock in September 2005 and October 2005, respectively. These grants have exercise prices of $0.65 and $1.00, respectively, which was the fair market value of our stock at the time of the grant, based on an independent valuation. These option grants are fully vested with 80,000 and 100,000 shares remaining unexercised, respectively.

In January 2008, in connection with an amendment of Mr. Belcher’s employment agreement, he was granted 69,638 shares of restricted stock that vest ratably over four years. Vesting of these shares will accelerate in the event of a change in control of the Company.

In November 2008, in connection with Mr. Belcher’s appointment as Chief Executive Officer effective January 1, 2009, Mr. Belcher was granted an option to purchase 575,000 shares of common stock at an exercise price of $6.00 per share, which vest ratably over five years. Vesting of these options will accelerate in the event of a change in control of the Company.

Mr. Belcher’s employment may be terminated, with or without cause, by our Board. If we terminate Mr. Belcher’s employment for cause (as described below) or on account of death or disability, or if Mr. Belcher terminates his employment for any reason other than a good reason (as described below), Mr. Belcher is entitled to no further compensation or benefits other than those earned through the date of termination. If we terminate Mr. Belcher’s employment for any reason other than for cause, death or disability, or if Mr. Belcher terminates his employment for good reason, we will provide the following severance benefits:

•	continued payment of base salary at his rate then in effect for twelve months following termination,

•
immediate vesting of (A) all restricted stock granted on or about January 22, 2008, as if Mr. Belcher’s employment had continued for a period of 24 months following the termination, (B) all stock options granted on or about January 22, 2008, as if Mr. Belcher’s employment had continued for a period of 24 months following the termination, and (C) 575,000 options granted in November 2008, in each case as if Mr. Belcher’s employment had continued for a period of 24 months following the termination, and

•	any outstanding accrued obligations.

“Cause” is defined in Mr. Belcher’s employment agreement as the occurrence of any of the following:

•	theft, dishonesty, or falsification of employment or Company records by Mr. Belcher;

•	the Board’s determination that Mr. Belcher has committed a felony or any act involving moral turpitude;

•	the Board’s determination that Mr. Belcher has engaged in willful misconduct or gross negligence that has had a material adverse effect on the Company’s reputation or business; or

•	Mr. Belcher’s continuing material breach of his employment agreement following his receipt of written notice of the breach and a reasonable opportunity to cure it.

“Good reason” is defined in Mr. Belcher’s employment agreement as the occurrence of any of the following:

•
a material reduction of Mr. Belcher’s duties or authority under, or assignment of duties that are materially inconsistent with, the terms of his employment agreement, or the Company’s failure to appoint or reelect Mr. Belcher to his positions under his employment agreement (however, such an event in and of itself shall not constitute good reason during the nine month period following a change in control);

•	a relocation of Mr. Belcher’s office to more than 100 miles from the Company’s current office without his consent; or

•	the Company’s breach of his employment agreement that continues for more than 30 days after the Company’s receipt of notice thereof.

Notwithstanding the foregoing, if Mr. Belcher resigns by giving notice during the 90-day period following the nine month anniversary of a change in control, such a resignation shall be considered a termination for good reason under his employment agreement.

Mr. Belcher’s employment agreement expires December 31, 2013.

Employment Agreement with Joseph M. Busky

We have entered into an employment agreement with Joseph M. Busky. The employment agreement of Mr. Busky generally provide for a base salary and eligibility to receive an annual performance bonus. The actual amount of the annual bonus is discretionary and determined based upon Mr. Busky’s performance, our performance and certain performance targets approved by our Board (and by the Compensation Committee under our Annual Incentive Plan). The agreement also grants the option to purchase shares of common stock and contain customary non-competition and non-solicitation provisions.

Mr. Busky’s employment may be terminated, with or without cause, by the Company. If we terminate Mr. Busky’s employment for cause (as described below) or on account of death or disability, or if Mr. Busky terminates his own employment for any reason other than for good reason (as described below), Mr. Busky is generally entitled to no further compensation or benefits other than those earned through the date of termination.  If we terminate Mr. Busky’s employment for any reason other than for cause, death or disability, or if Mr. Busky terminates his own employment for good reason, we will continue to pay base salary for 12 months following termination. Mr. Busky is also entitled to immediate vesting of all equity awards granted on the effective date of his employment agreement as though he remained employed for an additional 24 months following termination.

“Cause” is defined in Mr. Busky’s employment agreement as the occurrence of any of the following:

•	Mr. Busky’s failure to perform reasonably assigned duties following his receipt of written notice of the failure and a reasonable opportunity to remedy it;

•	theft, dishonesty, or falsification of employment or Company records by Mr. Busky;

•	the Company’s determination that Mr. Busky has committed a felony or any act involving moral turpitude;

•	the Company’s determination that Mr. Busky has engaged in willful misconduct or gross negligence that has had a material adverse effect on the Company’s reputation or business; or

•	Mr. Busky’s material breach of his employment agreement following his receipt of written notice of the breach and a reasonable opportunity to cure it.

 “Good reason” is defined in Mr. Busky’s employment agreement as the occurrence of any of the following:

•	a material reduction in Mr. Busky’s duties or responsibilities below what is customary for a chief financial officer at a similar company without his consent;

•	a relocation of Mr. Busky’s office to more than 100 miles from the Company’s current office without his consent; or

•	the Company’s breach of his employment agreement that continues for more than 30 days after the Company’s receipt of notice thereof.

 If, during the three months prior to the public announcement of a proposed change of control or at any time following a change of control, the executive’s employment is terminated by us for any reason other than cause, or terminated by the executive for good reason, Mr. Busky is entitled to full vesting of all equity awards granted on the effective date of his employment agreement. The employment agreement with Mr. Busky expires in January 2012.

Employment Agreement with Jonathan M. Shean

The employment agreement with Jonathan M. Shean was terminated on January 19, 2011. Effective January 19, 2011, Mr. Shean and the Company entered into an independent contractor agreement, which commenced on January 19, 2011 and shall terminate on July 19, 2011.  Under the consulting agreement, Mr. Shean will be available for consulting services through July 19, 2011.  Under the agreement, the Company will continue to pay Mr. Shean his current salary on a bi-monthly basis for a period of six months following his termination date with the Company (through July 19, 2011).

Employment Agreement with Jan J. Sevcik

The employment agreement with Jan J. Sevcik was terminated on June 30, 2010.  Effective June 30, 2010, Mr. Sevcik and the Company entered into an independent contractor agreement, which commenced on June 30, 2010 and terminated on October 1, 2010.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Assuming the employment of our named executive officers were to be terminated without cause or for good reason, each as of December 31, 2010, the following individuals would be entitled to payments in the amounts set forth opposite to their name in the below table:

Named Executive Officer(1)	Cash Severance

Eric D. Belcher	$41,667 per month for 12 months

Joseph M. Busky	$31,667 per month for 12 months

Jonathan M. Shean(2)	$22,500 per month for 12 months

(1)
Mr. Sevcik’s employment was terminated on June 30, 2010; therefore, he is omitted from this table and the table below.  Upon his termination of employment, he entered into a consulting agreement with the Company, pursuant to which he received payment for consulting services rendered through October 1, 2010 and continued medical insurance coverage through October 31, 2010.  He received no other benefits in connection with the termination of his employment.

(2)
Mr. Shean’s employment was terminated on January 19, 2011.  This table assumes a termination had occurred on December 31, 2010.  Mr. Shean received a payment of $50,000 in connection with this termination in addition to entering into a six month independent contractor agreement with us, which is described in more detail in “Employment Agreements.”

We are not obligated to make any cash payments to these executives if their employment is terminated by us for cause or by the executive without good reason. No severance or benefits are provided for any of the executive officers in the event of death or disability. A change in control does not affect the amount or timing of these cash severance payments.

    Assuming the employment of our named executive officers were to be terminated without cause or for good reason, each as of December 31, 2010, the following individuals would be entitled to accelerated vesting of their outstanding stock options and restricted stock awards described in the table below:

	Value of Equity Awards: Termination Without Cause or for Good Reason(1)	Value of Equity Awards: In Connection With a Change in Control(1)

Eric D. Belcher(2)
Additional vesting that would have otherwise occurred if employed during 24 months after termination: 59,820 restricted stock awards with a value of $391,821 and 230,000 options with a value of $126,500.
Immediate vesting of all unvested options and restricted stock awards (2): 84,820 restricted stock awards with a value of $555,571 and 425,516 options with a value of $189,750.

Joseph M. Busky	Additional vesting that would have otherwise occurred if employed during 24 months after termination: 52,898 restricted stock awards with a value of $346,482 and 76,046 options with zero value.	Immediate vesting of all unvested options and stock awards: 73,898 restricted stock awards with a value of $484,032 and 76,046 options with zero value.

Jonathan M. Shean	None	None

(1)
Option award values are based on the aggregate difference between the respective exercise prices and the closing sale price of our common stock on December 31, 2010. Stock award values are based on the closing sale price of our common stock on December 31, 2010. Our closing stock price on December 31, 2010 was $6.55 per share.

(2)	All of Mr. Belcher’s unvested equity awards will immediately vest upon a change in control, irrespective of whether his employment terminates.

In connection with a termination without cause or a termination for good reason, no payments are due unless the executive executes a general release and waiver of claims against us. During the executive’s employment and for a specified period following a termination for any reason, the executive generally is subject to certain restrictive covenants, including non-competition and non-solicitation of customers and employees of the Company.

COMPENSATION AND RISK

Effects of our Compensation Programs on Risk All significant transactions are reviewed, and must be approved, by our senior corporate management. Therefore, even though associates in our sales offices may have performance targets that will be affected by growth or short term profitability of their divisions, they are not in a position to cause us to undertake transactions that might expose us to risks that are material to us as a company without the concurrence of our senior corporate management.

Our senior executives and other members of our senior corporate management may participate in bonus programs that are based upon achievement of performance that may benefit from our growth or short term profits. However, the incentives for our senior executives and other members of our senior corporate management team are balanced between short term and long term Company results, do not result in additional financial exposure to the Company, and are consistent with established industry practice.  Accordingly, we do not believe that our incentive bonus programs create material incentives for our senior executives, or any other of our associates, to expose us to significant risk.

Compensation Committee reviewed the connection between compensation and risk. The Compensation Committee reviewed our compensation programs and policies for features that may give rise to risks that have a material adverse effect on the Company, and found that the compensation programs operate with strong governance features and do not encourage unnecessary or excessive risk taking.

2010 DIRECTOR COMPENSATION

The following table summarizes compensation that our non-executive officer directors earned during 2010 for services as members of our Board.

Name	Stock Awards ($)(1)	Total ($)
John R. Walter	100,000	100,000
Peter J. Barris	100,000	100,000
Sharyar Baradaran	100,000	100,000
Jack M. Greenberg	100,000	100,000
Eric P. Lefkofsky	100,000	100,000
Linda S. Wolf	100,000	100,000
Charles K. Bobrinskoy	100,000	100,000

(1)
Valuation based on the grant date fair value of stock awards and options granted in 2010, pursuant to FASB ASC Topic 718. The assumptions we used with respect to the valuation of option grants are set forth in “InnerWorkings, Inc. Condensed Consolidated Financial Statements — Notes to Financial Statements — Note 2 — Summary of Significant Accounting Policies — Stock-Based Compensation” in our Annual Report on Form 10-K. The aggregate option and stock awards outstanding for each person in the table set forth above as of December 31, 2010 are as follows:

	Option Awards				Stock Awards
Name	Vested	Unvested	Exercise Price	Expiration Date	Vested	Unvested

John R. Walter	1,200,000	—	$0.50	6/1/2014	7,119	19,012
John R. Walter	266,667	133,333	$4.92	5/8/2016	—	—
John R. Walter	13,441	—	$2.36	2/25/2019	—	—
John R. Walter	4,340	—	$6.86	6/19/2019	—	—
Jack M. Greenberg	100,000	—	$0.65	10/1/2015	10,763	19,012
Jack M. Greenberg	13,441	—	$2.36	2/25/2019	—	—
Jack M. Greenberg	13,021	—	$6.86	6/19/2019	—	—
Linda S. Wolf	50,000	—	$16.41	11/15/2016	10,763	19,012
Linda S. Wolf	13,441	—	$2.36	2/25/2019	—	—
Linda S. Wolf	13,021	—	$6.86	6/19/2019	—	—
Charles K. Bobrinskoy	20,000	30,000	$11.86	9/2/2018	10,763	19,012
Charles K. Bobrinskoy	13,441	—	$2.36	2/25/2019	—	—
Charles K. Bobrinskoy	13,021	—	$6.86	6/19/2019	—	—
Eric P. Lefkofsky	13,441	—	$2.36	2/25/2019	7,119	19,012
Eric P. Lefkofsky	4,340	—	$6.86	6/19/2019	—	—
Peter J. Barris	13,441	—	$2.36	2/25/2019	10,763	19,012
Peter J. Barris	13,021	—	$6.86	6/19/2019	—	—
Sharyar Baradaran	13,441	—	$2.36	2/25/2019	10,763	19,012
Sharyar Baradaran	13,021	—	$6.86	6/19/2019	—	—

Mr. Walter’s options to purchase 400,000 shares become exercisable in 16.67% annual installments beginning May 8, 2007. Vesting of these options will accelerate in the event of a change in control of the Company.  Ms. Wolf’s options are exercisable in 25% annual installments beginning November 15, 2007. Mr. Bobrinskoy’s options to purchase 50,000 shares are exercisable in 20% annual installments beginning September 2, 2009.

Summary of Director Compensation

For 2010, non-employee directors earned $100,000 in stock awards. The stock awards granted to the Board during 2010 vested on April 9, 2011. In addition, our directors were reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the Board and its committees. Under our Stock Incentive Plan, directors are eligible to receive stock option grants at the discretion of the Compensation Committee or other administrator of the plan.

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act of 1934 (the “Exchange Act”) that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Compensation Committee and the Audit Committee Report shall not be deemed to be “Soliciting Material,” are not deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filing except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

REPORT OF THE COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

By the Compensation Committee of the Board of Directors,

John R. Walter (Chairman)
Jack M. Greenberg
Linda S. Wolf
Peter J. Barris
Sharyar Baradaran
Eric P. Lefkofsky
Charles K. Bobrinskoy

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors consists of four non-employee directors, including, Charles K. Bobrinskoy, John R. Walter, Peter J. Barris and Sharyar Baradaran, each of whom the Board of Directors has determined to be independent directors as defined in the rules of the Nasdaq Global Market. The Audit Committee is a standing committee of the Board of Directors and operates under a written charter adopted by the Board of Directors. The Board approved charter is available at www.inwk.com on the “Investor” page under the link “Corporate Governance.” Among its other functions, the Audit Committee has the authority and responsibility to retain and terminate the engagement of the Company’s independent registered public accounting firm (the “independent auditors”).

Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

During fiscal 2010, at each of its meetings, the Audit Committee met with the senior members of the Company’s financial management team and the independent auditors. The Audit Committee’s agenda is established by the Audit Committee’s chairman and senior members of the Company’s financial management team. The Audit Committee met in private sessions with the Company’s independent auditors at certain of its meetings, and also separately with the Company’s head of internal audit, without management representation, to discuss financial management, accounting and internal control issues. The Audit Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent auditors matters required to be discussed by the statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Company’s independent auditors also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Committee discussed with the independent auditors that firm’s independence and considered whether the non-audit services provided by the independent auditors are compatible with maintaining their independence.

Based on the Audit Committee’s discussion with management and the independent auditors, and the Audit Committee’s review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors,

Charles K. Bobrinskoy (Chairman)
John R. Walter
Peter J. Barris
Sharyar Baradaran

FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal years ended December 31, 2010 and 2009, Ernst & Young LLP, our independent registered public accounting firm, billed the approximate fees set forth below:

Fees	Fiscal Year Ended December 31, 2010	Fiscal Year Ended December 31, 2009
Audit Fees(1)	$565,500	$515,500
Audit-Related Fees(2)	—
Tax Fees	—	—
All Other Fees	—	—
Total	$565,500	$515,500

(1)
Audit Fees include fees billed for professional services rendered for the integrated audit of our annual consolidated financial statements, the review of the interim consolidated financial statements included in our quarterly reports, and other related services that are normally provided in connection with statutory and regulatory filings.

(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include accounting consultations and due diligence in connection with mergers and acquisitions, attest services related to financial reporting that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

The Audit Committee has adopted certain policies and procedures regarding permitted audit and non-audit services and the annual pre-approval of such services. Each year, the Audit Committee will ratify the types of audit and non-audit services of which management may wish to avail itself, subject to pre-approval of specific services. Each year, management and the independent registered public accounting firm will jointly submit a pre-approval request, which will list each known and/or anticipated audit and non-audit service for the upcoming calendar year and which will include associated budgeted fees. The Audit Committee will review the requests and approve a list of annual pre-approved non-audit services. Any additional interim requests for additional non-audit services that were not contained in the annual pre-approval request will be approved during quarterly Audit Committee meetings.

All services provided by Ernst & Young LLP during the fiscal year ended December 31, 2010 were approved by the Audit Committee.

 OTHER INFORMATION

 Stockholder Proposals for the 2012 Annual Meeting

If any stockholder intends to present a proposal to be considered for inclusion in the Company’s proxy material in connection with the 2012 annual meeting of stockholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8- Shareholder Proposals) and received by the Secretary of the Company on or before January 17, 2012. Stockholder proposals to be presented at the 2012 annual meeting of stockholders which are not to be included in the Company’s proxy materials must be received by the Company no earlier than March 18, 2012 and no later than April 17, 2012, in accordance with the procedures in the Company’s by-laws.

 Expenses of Solicitation

The Company pays the cost of preparing, assembling and mailing this proxy-soliciting material. The Company pays all costs of solicitation, including certain expenses of brokers and nominees who mail proxy materials to their customers or principals.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides convenience for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders will be “householding” our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker or, if a stockholder is a direct holder of shares of our common stock, they should submit a request to our transfer agent in writing addressed to: BNY Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, New Jersey 07310-1900. We will promptly deliver a separate copy of our proxy statement or annual report to you upon written or oral request to: Investor Relations, InnerWorkings, Inc., 600 West Chicago Avenue, Suite 850, Chicago, Illinois 60654, or by telephone at 1-888-201-8188.

Appendix A

INNERWORKINGS ANNUAL INCENTIVE PLAN

(as amended effective April 27, 2011)

ARTICLE 1

Statement of Purpose

The compensation policies of InnerWorkings, Inc. (the "Company") are intended to support the Company's overall objective of enhancing shareholder value.  In furtherance of this philosophy, the Company has designed this InnerWorkings Annual Incentive Plan (the "Plan") to provide incentives for business performance, reward contributions towards goals consistent with the Company's business strategy, and enable the Company to attract and retain highly qualified Employees.

ARTICLE 2

Definitions

The terms used in this Plan include the feminine as well as the masculine gender and the plural as well as the singular, as the context in which they are used requires. The following terms, unless the context requires otherwise, are defined as follows:

2.1	"Affiliate" means any parent, subsidiary or other entity that is (directly or indirectly) controlled by, or controls, the Company.

2.2	"Board" means the InnerWorkings, Inc. Board of Directors.

2.3	"Bonus" means the incentive compensation determined under Section 4.4 of the Plan payable in cash.

2.4	"Bonus Pool" means an amount that may be allocated to a Business Unit for allocation among the Eligible Employees of such Business Unit.

2.5	"Business Unit" means an organizational unit of business within the Company, as identified by the Company.

2.6	"Code" means the Internal Revenue Code of 1986, as amended.

2.7
"Committee" means the Compensation Committee of the Board or any successor committee with responsibility for compensation, or any subcommittee, as long as the number of Committee members and their qualifications shall at all times be sufficient to meet the applicable requirements for "outside directors" under Section 162(m) and the regulations thereunder and the independence requirements of the NASDAQ marketplace rules or any other applicable exchange on which InnerWorkings' common equity is at the time listed, in each case as in effect from time to time.

2.8	"Company" means InnerWorkings, Inc. and any of its Subsidiaries that adopt this Plan or that have Employees who are participants under this Plan.

2.9	"Disability" means permanent and total disability as defined in the Company's long term disability plan, or if no such plan is then in effect, as defined in Code Section 22(e)(3).

2.10	"Effective Date" means January 1, 2006.

2.11
"Employee" means any person employed on a full-time or part-time basis by the Company or an Affiliate in a common law employee-employer relationship, but shall not include any commissioned sales employees, temporary employees, interns, leased employees, or independent contractors.  A Participant shall not cease to be an Employee for purposes of this Plan in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or among the Company, its Subsidiaries or any successor.

2.12	"Executive Officer" means any Employee who is an "executive officer" as defined in Rule 3b-7 promulgated under the Exchange Act.

2.13	"Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.14	"InnerWorkings" means InnerWorkings, Inc., a Delaware corporation, and any successor to its obligations under this Plan.

2.15	"Participant" means an Executive Officer or Employee as described in Article 3 of this Plan.

2.16
"Performance Period" means the period for which a Bonus may be paid. Unless otherwise specified by the Committee, the Performance Period shall be a calendar year, beginning on January 1 and ending on December 31 of any year.

2.17	"Plan" means the InnerWorkings Annual Incentive Plan, as it may be amended from time to time.

2.18
"Retirement" means a Termination of Employment, after appropriate notice to the Company, (a) on or after the earliest permissible retirement date under a qualified pension or retirement plan of the Company, or (b) upon such terms and conditions approved by the Committee, or officers of the Company designated by the Board or the Committee.

2.19	"SEC" means the U.S. Securities and Exchange Commission.

2.20	"Section 162(m)" means Code Section 162(m) and regulations promulgated thereunder by the Secretary of the Treasury.

2.21	"Section 409A" means Code Section 409A and regulations promulgated thereunder by the Secretary of the Treasury.

2.22
"Termination of Employment" means (a) the termination of the Participant's active employment relationship with the Company, unless otherwise expressly provided by the Committee, or (b) the occurrence of a transaction by which the Participant's employing Company ceases to be an Affiliate.

ARTICLE 3

Participation

An Executive Officer or other Employee of the Company designated by the Committee individually or by classification shall be a Participant in this Plan and shall continue to be a Participant until any Bonus he may receive has been paid or forfeited under the terms of this Plan.  The amount of a Participant's Bonus, if any, will be governed by Article 4.

ARTICLE 4

Incentive Bonuses

4.1
Objective Performance Goals. The Committee shall establish written, objective performance goals for a Performance Period not later than 90 days after the beginning of the Performance Period (but not after more than 25% of the Performance Period has elapsed).  The objective performance goals shall be stated as specific amounts of, or specific changes in, one or more of the financial measures described in Section 4.2.  Objective performance goals may also include operational goals such as: productivity, safety, other strategic objectives and individual performance goals.  The objective performance goals need not be the same for different Performance Periods and for any Performance Period may be stated: (a) as goals for InnerWorkings, for one or more of its Subsidiaries, Business Units, divisions, organizational units, or for any combination of the foregoing; (b) on an absolute basis or relative to the performance of other companies or of a specified index or indices, or be based on any combination of the foregoing; and (c) separately for one or more Participants or Business Units, or in any combination of the two.

4.2
Financial Measures. The Committee shall use any one or more of the following financial measures to establish objective performance goals under Section 4.1:  earnings before interest and taxes (EBIT); earnings before interest, taxes, depreciation and amortization (EBITDA); net earnings; operating earnings or income; earnings growth; net income (absolute or competitive growth rates comparative); net income per share; cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital; earnings per share; return on shareholders' equity (absolute or peer-group comparative); stock price (absolute or peer-group comparative); absolute and/or relative return on common shareholders' equity; absolute and/or relative return on capital; absolute and/or relative return on assets; economic value added (income in excess of cost of capital); customer satisfaction; expense reduction; ratio of operating expenses to operating revenues; gross revenue or revenue by pre-defined business segment (absolute or competitive growth rates comparative); revenue backlog; margins realized on delivered services; total shareholder return; dept-to-capital ratio or  market share.  The Committee may specify any reasonable definition of the financial measures it uses. Such definitions may provide for reasonable adjustments and may include or exclude items, including but not limited to:  realized investment gains and losses; extraordinary, unusual or non-recurring items; gains or losses on the sale of assets; changes in accounting principles or the application thereof; currency fluctuations, acquisitions, divestitures, or necessary financing activities; recapitalizations, including stock splits and dividends; expenses for restructuring or productivity initiatives; and other objective non-financial measures and non-operating items.

4.3
Performance Evaluation. Within a reasonable time after the close of a Performance Period, the Committee shall determine whether the objective performance goals established for that Performance Period have been met by the respective Company, Business Unit, Executive Officers, Employees or otherwise subject to such performance goals, and the extent to which such performance goals may have been exceeded.

4.54
Bonus.  If the Committee has determined that objective performance goals established for that Performance Period have been satisfied, the Committee will determine in its discretion or based on formulae the Committee may establish for such Performance Period, the amount of bonuses payable by the Company.  Bonus amounts determined by the Committee may be expressed as individual Bonuses payable to an Employee or as one or more Bonus Pools to be allocated to one or more Business Units.  Any Bonus Pool will thereafter be allocated as individual Bonuses among Employees employed by such Business Unit in the discretion of the senior executive of such Business Unit (or his or her designee).

4.5	Eligibility for Payments.
(a)
Except as otherwise provided in this Section 4.5, a Participant will be eligible to receive his or her Bonus only if the Participant is employed by the Company continuously from the first day of the Performance Period up to and including the last day of the Performance Period.

(b)
Under Section 4.5(a), a leave of absence that lasts less than three months and that is approved in accordance with applicable Company policies is not a break in continuous employment. In the case of a leave of absence of three months or longer: (1) the Committee shall determine whether the leave of absence constitutes a break in continuous employment, and (2) if a Participant is on a leave of absence on the last day of the Performance Period, the Committee may require that the Participant return to active employment with the Company at the end of the leave of absence as a condition of receiving the Bonus or payment.  Any determination as to a Participant's eligibility for a Bonus or payment under this Section 4.5(b) may be deferred for a reasonable period after such Participant's return to active employment.

(c)
The Committee may determine, in its sole discretion, that (i) a Bonus will be payable pro-rata for a Participant who either becomes an Employee during the Performance Period or terminates his or her employment with the Company during the Performance Period due to death, Retirement or Disability.

Payment or Deferral of the Bonus.

(a)	As soon as practicable after the amount of a Participant's Bonus is determined under Section 4.4, the Company shall pay the portion of the Bonus to the Participant that is not otherwise deferred under Section 4.6(b). The target payment date for any Bonus not deferred shall be on or before the date that is 2½ months after the end of the applicable Performance Period. The Company shall deduct from any Bonus, any applicable Federal, state and local income and employment taxes, and any other amounts that the Company is otherwise required to deduct. Any payment attributable to a deceased Participant shall be made to the beneficiary designated in the Company's qualified 401(k) plan or, if no beneficiary is so designated, to his or her spouse or, if none, to his or her estate.
(b)	Subject to Section 7.10 (regarding Section 409A) and subject to applicable law, Participants may request that payments of a Bonus be deferred under a deferred compensation arrangement maintained by the Company by making a deferral election prior to or, as permitted, during the Performance Period pursuant to such rules and procedures as the Committee may establish from time to time with respect to such arrangement.

ARTICLE 5

Administration

5.1
General Administration and Delegation of Authority.  This Plan shall be administered by the Committee, subject to such requirements for review and approval by the Board as the Board may establish.  As permitted by applicable law and the Company, the Committee may delegate any of its duties and authority under the Plan.

5.2
Administrative Rules.  The Committee shall have full power and authority to adopt, amend and rescind administrative guidelines, rules and regulations pertaining to this Plan and to interpret this Plan and rule on any questions respecting any of its provisions, terms and conditions.

5.3	Committee Members Not Eligible. No member of the Committee shall be eligible to participate in this Plan.

5.4
Committee Members Not Liable.  The Committee and each of its members shall be entitled to rely upon certificates of appropriate officers of the Company with respect to financial and statistical data in order to determine if the objective performance goals for a Performance Period have been met. Neither the Committee nor any member shall be liable for any action or determination made in good faith with respect to this Plan or any Bonus paid hereunder.

5.5
Decisions Binding.  All decisions, actions and interpretations of the Committee concerning this Plan shall be final and binding on InnerWorkings and its Subsidiaries and their respective boards of directors, and on all Participants and other persons claiming rights under this Plan.

5.6	Application of Section 162(m).
(a)	This Plan is intended to be administered, interpreted and construed so that Bonus payments remain tax deductible to the Company and unlimited by Section 162(m), which restricts under certain circumstances the Federal income tax deduction for compensation paid by a publicly held company to named executives in excess of $1 million per year. As of this Plan's Effective Date, Section 162(m) shall not apply because the Company is not a "publicly held corporation" under Section 162(m). If the Company should become publicly held, the Plan is intended to be exempted from Section 162(m) based on Treasury Regulation Section 1.162-27(f), which generally exempts from the application of Section 162(m) compensation paid pursuant to a plan that existed before a company becomes publicly held. Under such Treasury Regulation, this exemption is available to this Plan for the duration of the period that lasts until the earlier of the expiration or material modification of this Plan or the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Company first becomes subject to the reporting obligations of Section 12 of the Exchange Act. The Committee, or the Board, may, without shareholder approval, amend this Plan retroactively or prospectively to the extent it determines necessary to comply with any subsequent amendment or clarification of Section 162(m) required to preserve the Company's Federal income tax deduction for compensation paid pursuant to this Plan.
(b)	To the extent that the Committee determines that Section 162(m) applies to a Bonus payable to an Executive Officer under the Plan and the exemption described in Section 5.6(a) above is no longer available, such Bonus: (i) shall be intended to satisfy the applicable requirements for the performance-based compensation exception under Section 162(m); (ii) shall be contingent upon shareholder approval of this Plan in accordance with Section 162(m), the regulations thereunder and other applicable U.S. Treasury regulations; (iii) shall not originate from a Bonus Pool awarded to a Business Unit, but rather be set forth as a specified formula that may be based on a percentage of compensation applicable to the Executive Officer; (iv) shall not exceed $5,000,000 for any Performance Period, (v) shall be payable only after the Committee certifies in writing that the applicable performance goals for such Performance Period have been achieved; and (vi) shall comply with such other requirements as necessary to qualify as performance-based compensation under Section 162(m).

ARTICLE 6

Amendments; Termination

This Plan may be amended or terminated by the Board or the Committee. All amendments to this Plan, including an amendment to terminate this Plan, shall be in writing. An amendment to this Plan shall not be effective without the prior approval of the shareholders of InnerWorkings if such approval is necessary to qualify Bonuses as performance-based compensation under Section 162(m), or otherwise under Treasury or SEC regulations, the rules of NASDAQ or any other applicable exchange or any other applicable law or regulations. Unless otherwise expressly provided by the Board or the Committee, no amendment to this Plan shall apply to potential Bonuses with respect to a Performance Period that began before the effective date of such amendment.

ARTICLE 7

Other Provisions

7.1
Bonuses Not Assignable. No Bonus or any right thereto shall be assignable or transferable by a Participant except by will or by the laws of descent and distribution. Any other attempted assignment or alienation shall be void and of no force or effect.

7.2
Participant's Rights.  The right of any Participant to receive any Bonus granted or allocated to such Participant pursuant to the provisions of this Plan shall be an unsecured claim against the general assets of the Company.  This Plan shall not create, nor be construed in any manner as having created, any right by a Participant to any Bonus or portion of a Bonus Pool for a Performance Period because of a Participant's participation in this Plan for any prior Performance Period or employment during such Performance Period.  The application of the Plan to one Participant shall not create, nor be construed in any manner as having created, any right by another Participant to similar or uniform treatment under the Plan.

7.3
Termination of Employment. The Company retains the right to terminate the employment of any Participant or other Employee at any time for any reason or no reason, and a Bonus is not, and shall not be construed in any manner to be, a waiver of such right.

7.4
Exclusion from Benefits.  Bonuses under this Plan shall not constitute compensation for the purpose of determining participation or benefits under any other plan of the Company unless specifically included as compensation in such plan.

7.5
Successors. Any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of InnerWorkings' business or assets, shall assume InnerWorkings' liabilities under this Plan and perform any duties and responsibilities in the same manner and to the same extent that InnerWorkings would be required to perform if no such succession had taken place.

7.6
Law Governing Construction. The construction and administration of this Plan and all questions pertaining thereto shall be governed by the laws of the State of Illinois, except to the extent that such law is preempted by Federal law.

7.7
Headings Not a Part Hereto. Any headings preceding the text of the several Articles, Sections, subsections, or paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Plan, nor shall they affect its meaning, construction or effect.

7.8
Severability of Provisions. If any provision of this Plan is determined to be void by any court of competent jurisdiction, this Plan shall continue to operate and, for the purposes of the jurisdiction of the court only, shall be deemed not to include the provision determined to be void.

7.9
Offsets.  The Company shall have the right to offset from any Bonus payable hereunder any amount that the Participant owes to the Company or any Affiliate without the consent of the Participant (or his Beneficiary, in the event of the Participant's death).

7.10
Section 409A.  This Plan is intended to comply with Section 409A and the interpretative guidance thereunder, including the exemption for short-term deferrals, and shall be administered accordingly.  The Plan shall be construed and interpreted with such intent.  The Company makes no representations that the Plan, the administration of the Plan, or the amounts hereunder comply with, or are exempt from, Section 409A.   If an operational failure occurs with respect to Section 409A, any affected Participant shall fully cooperate with the Company to correct the failure, to the extent possible, in accordance with any correction procedure established by the Secretary of the Treasury.

7.11
Dispute Resolution.  Notwithstanding any employee agreement in effect between a Participant and the Company or any Affiliate, if a Participant or Beneficiary brings a claim that relates to benefits under this Plan, regardless of the basis of the claim (including but not limited to, actions under Title VII, wrongful discharge, breach of employment agreement, etc.), such claim shall be settled by final binding arbitration in accordance with the rules of the American Arbitration Association ("AAA") and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  Arbitration must be initiated by serving or mailing a written notice of the complaint to the other party describing the facts and claims for each claim.  Written notice shall be provided within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint, unless the applicable statute of limitation provides for a longer period of time.  If the complaint is not properly submitted within the appropriate time frame, all rights and claims that the complaining party has or may have against the other party shall be waived and void. Notice will be deemed given according to the date of any postmark or the date of time of any personal delivery.  Each party may be represented in the arbitration by an attorney or other representative selected by the party. The Company or Affiliate shall be responsible for its own costs, the AAA filing fee and all other fees, costs and expenses of the arbitrator and AAA for administering the arbitration. The claimant shall be responsible for his attorney's or representative's fees, if any. However, if any party prevails on a statutory claim which allows the prevailing party costs and/or attorneys' fees, the arbitrator may award costs and reasonable attorneys' fees as provided by such statute.

Appendix B

INNERWORKINGS, INC.
2006 STOCK INCENTIVE PLAN

(as amended and restated effective June 16, 2011)

INNERWORKINGS, INC. 2006 STOCK INCENTIVE PLAN

TABLE OF CONTENTS

Appendix B

INNERWORKINGS, INC. 2006 STOCK INCENTIVE PLAN

Article 1.                      Establishment, Objectives and Duration

1.1           Establishment of the Plan.  InnerWorkings, Inc., a Delaware corporation, hereby establishes this InnerWorkings, Inc. 2006 Stock Incentive Plan (the "Plan") as set forth herein.  Capitalized terms used but not otherwise defined herein will have the meanings given to them in Article 2.  The Plan permits the grant of Nonstatutory Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, and other Stock Awards.  In addition, the Plan provides the opportunity for the deferral of the payment of salary, bonuses and other forms of incentive compensation in accordance with Section 409A.

The Plan became effective on July 31, 2006 and will remain in effect as provided in Section 1.3 hereof.  The Plan was amended and restated effective June 19, 2008, subject to approval by the Company’s stockholders at the 2008 annual meeting.  The Plan was further amended and restated effective June 18, 2009, subject to approval by the Company’s stockholders at the 2009 annual meeting.  The Plan was further amended and restated June 16, 2011, subject to approval by the Company’s stockholders at the 2011 annual meeting.

1.2           Purpose of the Plan.  The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company stockholders, and by providing Participants with an incentive for outstanding performance.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its business is largely dependent.

1.3           Duration of the Plan.  The Plan will commence on the Effective Date, as described in Article 2, and will remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Article 15, until all Shares subject to it pursuant to Article 4 have been issued or transferred according to the Plan's provisions.  In no event may an Award be granted under the Plan on or after the tenth annual anniversary of the Effective Date.

1.4           Plan Merger.  The Company’s 2004 Unit Option Plan shall be merged into this Plan as of the Effective Date.  Except with respect to rights that may be protected under prior award agreements, stock options or unit options awarded and equity interests authorized for awards under the Prior Plan shall be governed by, and available under, the terms of this Plan.

Article 2.                      Definitions

Whenever used in the Plan, the following terms have the meanings set forth below, and when the meaning is intended, the initial letter of the word is capitalized:

"Affiliate" means (a) for purposes of Incentive Stock Options, any corporation that is a Parent or Subsidiary of the Company, and (b) for all other purposes hereunder, an entity that is (directly or indirectly) controlled by, or controls, the Company.

"Award" means, individually or collectively, a grant under this Plan to a Participant of Nonstatutory Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and other Stock Awards.

"Award Agreement" means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award or Awards granted to the Participant or the terms and provisions applicable to an election to defer compensation under Section 8.2.

"Board" or "Board of Directors" means the Board of Directors of the Company.

"Cause" shall have the meaning set forth in any employment, consulting, or other written agreement between the Participant and the Company or an Affiliate.  If there is no employment, consulting, or other written agreement between the Participant and the Company or an Affiliate, or if such agreement does not define "Cause," then "Cause" shall have the meaning specified by the Committee in connection with the grant of any Award; provided, that if the Committee does not so specify, "Cause" shall mean the Participant's:

(a)
willful neglect of or continued failure to substantially perform his or her duties with or obligations for the Company or an Affiliate in any material respect (other than any such failure resulting from his or her incapacity due to physical or mental illness);

(b)	commission of a willful or grossly negligent act or the willful or grossly negligent omission to act that causes or is reasonably likely to cause material harm to the Company or an Affiliate; or

(c)	commission or conviction of, or plea of nolo contendere to, any felony or any crime materially injurious to the Company or an Affiliate.

An act or omission is "willful" for this purpose if it was knowingly done, or knowingly omitted, by the Participant in bad faith and without reasonable belief that the act or omission was in the best interest of the Company or an Affiliate.  Determination of Cause shall be made by the Committee in its sole discretion, and may be applied retroactively if, after the Participant terminates Service, it is discovered that Cause occurred during Participant’s Service.

"Change in Control" means the occurrence of any one or more of the following:

(a)
An effective change of control pursuant to which any person or persons acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) beneficial ownership of stock of the Company representing more than thirty-five percent (35%) of the voting power of the Company’s then outstanding stock; provided, however, that a Change in Control shall not be deemed to occur by virtue of any of the following acquisitions:  (i) by the Company or any Affiliate, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) by any Incumbent Stockholders (as defined below);

(b)
Any person or persons acting as a group (in each case, other than any Incumbent Stockholders) acquires beneficial ownership of Company stock that, together with Company stock already held by such person or group, constitutes more than fifty (50%) of the total fair market value or voting power of the Company’s then outstanding stock.  The acquisition of Company stock by the Company in exchange for property, which reduces the number of outstanding shares and increases the percentage ownership by any person or group to more than 50% of the Company’s then outstanding stock will be treated as a Change in Control;

(c)
Individuals who constitute the Board immediately after the Effective Date (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board during any 12-month period; provided, however, that: (i) any person becoming a Director subsequent thereto whose election or nomination for election was approved by a vote of a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director, without written objection to such nomination) shall be an Incumbent Director, provided that no individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; and (ii) a Change in Control shall not be deemed to have occurred pursuant to this paragraph (c) if, after the Board is reconstituted, the Incumbent Stockholders beneficially own stock of the Company representing more than thirty-five percent (35%) of the voting power of the Company’s then outstanding stock; or

(d)
Any person or persons acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value of at least forty percent (40%) of the total gross fair market value of all the assets of the Company immediately prior to such acquisition.  For purposes of this section, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, without regard to any liabilities associated with such assets.  The event described in this paragraph (d) shall not be deemed to be a Change in Control if the assets are transferred to (i) any owner of Company stock in exchange for or with respect to the Company's stock, (ii) an entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the entity's total value or total voting power, (iii) any person that owns, directly or indirectly, at least fifty percent (50%) of the Company stock, or (iv) an entity in which a person described in (d)(iii) above owns at least fifty percent (50%) of the total value or voting power.  For purposes of this section, and except as otherwise provided, a person's status is determined immediately after the transfer of the assets.

For purposes of this definition of Change in Control, the term “Incumbent Stockholders” shall include each and every one of the following:  Incorp, LLC; Richard A. Heise, Jr.; Old Willow Partners, LLC; Heise Family 2005 Grantor Retained Annuity Trust; InnerWorkings Series C Investment Partners, LLC; Orange Media, LLC; Baradaran Revocable Trust; Sam Nazarian; Shula Nazarian Torbati; David and Angella Nazarian Family Trust; Anthony R. Bobulinski; Printworks, LLC; Printworks Series E, LLC; Younes & Soraya Nazarian Revocable Trust; Younes Nazarian 2006 Annuity Trust - Printworks; Soraya T. Nazarian 2006 Annuity Trust - Printworks; New Enterprise Associates 11, Limited Partnership; NEA Ventures 2005, Limited Partnership; or any of their respective Affiliates or successors.  In no event will a Change in Control be deemed to have occurred, with respect to the Participant, if an employee benefit plan maintained by the Company or an Affiliate or the Participant is part of a purchasing group that consummates the transaction that would otherwise result in a Change in Control.  The employee benefit plan or the Participant will be deemed "part of a purchasing group" for purposes of the preceding sentence if the plan or the Participant is an equity participant in the purchasing company or group, except where participation is:  (i) passive ownership of less than two percent (2%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the non-employee continuing directors.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" shall mean the Compensation Committee of the Board of Directors, the composition of which shall at all times satisfy the provisions of Code Section 162(m) and shall consist of at least two directors who are "independent directors" within the meaning of the NASDAQ marketplace rules, and "non-employee directors" within the meaning of Exchange Act Rule 16b-3.

"Company" means InnerWorkings, Inc., a Delaware corporation, and any successor thereto as provided in Article 19.

"Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render services to such entity and who is not a Director or an Employee.

"Director" means any individual who is a member of the Board of Directors.

"Disability" shall mean

(a)	A physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan of the Company applicable to him or her;

(b)	If the Participant is not covered by such a long-term disability plan, disability as defined for purposes of eligibility for a disability award under the Social Security Act;

(c)	When used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Code Section 22(e)(3); or

(d)	Such other condition as may be determined by the Committee to constitute "disability" under Section 409A.

"Effective Date" means July 31, 2006.

"Employee" means any person employed by the Company or an Affiliate in a common law employee-employer relationship.  A Participant shall not cease to be an Employee for purposes of this Plan in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or among the Company, its Parent, any Subsidiary, or any successor.  For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the one hundred and eighty-first (181st) day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.  Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

"Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

"Fair Market Value" of a Share on any given date shall be determined by the Committee as follows:

(a)
If the Share is listed for trading on the National Association of Securities Dealers, Inc. (NASDAQ) National Market System or one or more national securities exchanges, the last reported sales price on the NASDAQ or such exchange on the date in question, or if such Share shall not have been traded on the NASDAQ or such exchange on such date, the last reported sales price on the NASDAQ or such exchange on the first day prior thereto on which such Share was so traded;

(b)	If the Share is not listed for trading, by any means determined fair and reasonable by the Committee, which determination shall be final and binding on all parties; or

(c)
Where the Participant pays the Exercise Price and/or any related withholding taxes to the Company by tendering Shares issuable to the Participant upon exercise of an Option, the actual sale price of the Shares.

"Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

"Initial Public Offering" or "IPO" means an initial public offering of the Company's Shares pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission.

"Nonstatutory Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 that is not intended to meet the requirements of Code Section 422.

"Option" means an Incentive Stock Option or a Nonstatutory Stock Option, as described in Article 6.

"Parent" means a "parent corporation," whether now or hereafter existing, as defined in Code Section 424(e).

"Participant" means an Employee, Consultant or Director who the Committee has selected to participate in the Plan pursuant to Section 5.2 and who has an Award outstanding under the Plan.

"Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m) and any regulations promulgated thereunder.

"Performance Period" means the time period during which performance objectives must be met in order for a Participant to earn Performance Shares granted under Article 9.

"Performance Share" means an Award of Shares with an initial value equal to the Fair Market Value of a Share on the date of grant, which is based on the Participant's attainment of certain performance objectives specified in the Award Agreement, as described in Article 9.

"Personal Leave" means a leave of absence as described in Section 5.3.

"Plan" means the InnerWorkings, Inc. 2006 Stock Incentive Plan, as set forth in this document, and as amended from time to time.

"Prior Plan" means the Company’s 2004 Unit Option Plan.  The Prior Plan shall be merged into this Plan as of the Effective Date and stock or unit options awarded and equity interests authorized for award under the Prior Plan shall be governed by, and available under, the terms of this Plan.

"Restriction Period" means the period during which the transfer of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or the occurrence of other events as determined by the Committee, in its sole discretion) or the Restricted Stock is not vested.

"Restricted Stock" means a contingent grant of Shares awarded to a Participant pursuant to Article 8.  The Shares awarded to the Participant will vest over the Restriction Period and according to the time-based or performance-based criteria, specified in the Award Agreement.

"Restricted Stock Unit" or "RSU" means a notional account established pursuant to an Award granted to a Participant, as described in Article 8, that is (a) valued solely by reference to Shares, (b) subject to restrictions specified in the Award Agreement, and (c) payable only in Shares.  The RSUs awarded to the Participant will vest according to the time-based or performance-based criteria specified in the Award Agreement.

"Section 409A" means Code Section 409A and any applicable regulations or interpretive authority thereunder.

"Service" means the provision of services to the Company or its Affiliates in the capacity of (i) an Employee, (ii) a Director, or (iii) a Consultant.  For purposes of this Plan, the transfer of an Employee from the Company to an Affiliate, from an Affiliate to the Company or from an Affiliate to another Affiliate shall not be a termination of Service.  However, if the Affiliate for which an Employee, Director or Consultant is providing services ceases to be an Affiliate of the Company due to a sale, transfer or other reason, and the Employee, Director or Consultant ceases to perform services for the Company or any Affiliate, the Employee, Director or Consultant shall incur a termination of Service.

"Shares" means the shares of common stock, $0.0001 par value of the Company, or any successor or predecessor equity interest in the Company.

"Stock Appreciation Right" or "SAR" means an Award of the contingent right to receive Shares or cash, as specified in the Award Agreement, in the future, based on the value, or the appreciation in the value, of Shares, pursuant to the terms of Article 7.

"Stock Award" means an Award of Shares pursuant to the terms of Article 10.

"Subsidiary" means a "subsidiary corporation" whether now or hereafter existing, as defined in Code Section 424(f).

"Vested" means, with respect to an Option, that such Option has become fully or partly exercisable; provided, however, that notwithstanding its status as a Vested Option, an Option shall cease to be exercisable pursuant to (and while exercisable shall be subject to) such terms as are set forth herein and in the relevant Award Agreement.  Similarly, terms such as "Vest," "Vesting," and "Unvested" shall be interpreted accordingly.

Article 3.                      Administration

3.1           The Committee.  The Plan will be administered by the Committee, or by any other committee appointed by the Board whose composition satisfies the "nonemployee director" requirements of Rule 16b-3 under the Exchange Act and the regulations of Rule 16b-3 under the Exchange Act, the "independent director" requirements of the NASDAQ marketplace rules, and the "outside director" provisions of Code Section 162(m), or any successor regulations or provisions.

3.2           Authority of the Committee.  Except as limited by law and subject to the provisions of this Plan, the Committee will have full power to:  select Employees, Directors and Consultants to participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the

Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15) amend the terms and conditions of any outstanding Award to the extent they are within the discretion of the Committee as provided in the Plan.  Further, the Committee will make all other determinations that may be necessary or advisable to administer the Plan.  As permitted by law and consistent with Section 3.1, the Committee may delegate some or all of its authority under the Plan, including to an officer of the Company to designate the Employees (other than such officer himself or herself) to receive Options and to determine the number of Shares subject to the Options such Employees will receive.

The duties of the Committee or its delegatee shall also include, but shall not be limited to, making disbursements and settlements of Awards, creating trusts, and determining whether to defer or accelerate the vesting of, or the lapsing of restrictions or risk of forfeiture with respect to, Options, Restricted Stock and Restricted Stock Units, and Stock Appreciation Rights.  Subject only to compliance with the express provisions of the Plan, the Committee or its delegatee may act in its sole and absolute discretion in performing the duties specifically set forth in the preceding sentence and other duties under the Plan.

3.3           Decisions Binding.  All determinations and decisions made by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding on all persons, including, without limitation, the Company, its Board of Directors, its stockholders, all Affiliates, Employees, Participants and their estates and beneficiaries.

3.4           Change in Control.  In the event of a Change in Control, the Committee shall have the discretion to accelerate the vesting of Awards, eliminate any restrictions applicable to Awards, deem the performance measures to be satisfied, or take such other action as it deems appropriate, in its sole discretion.

Article 4.                      Shares Subject to the Plan and Maximum Awards

4.1           Number of Shares Available for Awards.

(a)
Subject to adjustment as provided below and in Sections 4.2 and 4.3, the maximum number of Shares that may be issued or transferred to Participants under the Plan will be 4,750,000.  The maximum number of Shares that may be issued or transferred to Participants as Incentive Stock Options is 1,000,000.  Except during any private-to-public transition period during which Section 162(m) does not apply (such as that described in Treas. Reg. § 1.162-27(f)), the maximum number of Shares and Share equivalent units that may be granted during any calendar year to any one Participant under all types of Awards available under the Plan is 1,000,000 (on an aggregate basis); the foregoing limit will apply whether the Awards are paid in Shares or in cash.  All limits described in this Section 4.1(a) are subject to adjustment as provided in Section 4.3.

(b)
The Prior Plan shall be merged into and continued in the form of this Plan as of the Effective Date.  Awards made and Shares awarded under the Prior Plan prior to the Effective Date, which remain outstanding on the Effective Date, plus any Shares available for grant under the Prior Plan (including Shares subject to prior awards that expire unexercised or that are forfeited, terminated or canceled and Shares that are surrendered or withheld from any award under such Prior Plan to satisfy a participant’s tax withholding) shall be governed by and available under the terms of this Plan, but shall not count against the number of Shares authorized under Section 4.1(a) above.  No additional awards will be made under the Prior Plan on or after the Effective Date.

4.2           Lapsed Awards.  Any Shares (a) subject to an Award under the Plan that, after the Effective Date, are forfeited, canceled, settled or otherwise terminated without a distribution of Shares to a Participant; or (b) delivered by attestation to, or withheld by, the Company in connection with the exercise of an Option awarded under the Plan or in payment of any required income tax withholding for the exercise of an Option or the vesting of Restricted Stock awarded under the Plan will thereafter be deemed to be available for Award.

4.3           Adjustments in Authorized Shares.

(a)
In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, split-up, share combination, or other such change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights and provided that the number of Shares subject to any Award shall always be a whole number.

(b)
Fractional Shares resulting from any adjustment in Awards pursuant to this section may be settled in cash or otherwise as the Committee determines.  The Company will give notice of any adjustment to each Participant who holds an Award that has been adjusted and the adjustment (whether or not that notice is given) will be effective and binding for all Plan purposes.

Article 5.                      Eligibility and Participation

5.1           Eligibility.  An Employee shall be deemed eligible for participation upon such Employee's first day of employment.  Additionally, non-Employee Directors and Consultants and/or their representatives who are chosen from time to time at the sole discretion of the Committee to receive one or more Awards are also eligible to participate in the Plan.

5.2           Actual Participation.  Subject to the provisions of the Plan, the Committee will, from time to time, select those Employees, non-Employee Directors and Consultants to whom Awards will be granted, and will determine the nature and amount of each Award.

5.3           Personal Leave Status.

(a)
Notwithstanding anything in the Plan to the contrary, the Committee, in its sole discretion, reserves the right to designate a Participant's leave of absence as "Personal Leave."  No Options shall be granted to a Participant during Personal Leave.  A Participant's Unvested Options shall remain Unvested during such Personal Leave and the time spent on such Personal Leave shall not count towards the Vesting of such Options.  A Participant's Vested Options that may be exercised pursuant to Section 6.6 hereof shall remain exercisable upon commencement of Personal Leave until the earlier of (i) a period of one year from the date of commencement of such Personal Leave; or (ii) the remaining exercise period of such Options.  Notwithstanding the foregoing, if a Participant returns to the Company from a Personal Leave of less than one year and the Participant's Options have not lapsed, the Options shall remain exercisable for the remaining exercise period as provided at the time of grant and subject to the conditions contained herein.

(b)
The Committee, in its sole discretion, may waive or alter the provisions of this Section 5.3 with respect to any Participant.  The waiver or alteration of such provisions with respect to any Participant shall have no effect on any other Participant.

Article 6.                      Options

6.1           Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Employees, non-Employee Directors and Consultants in the number, and upon the terms, and at any time and from time to time, as determined by the Committee.

6.2           Award Agreement.  Each Option grant will be evidenced by an Award Agreement that specifies the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, the manner, time and rate of exercise or Vesting of the Option, and such other provisions as the Committee determines.  The Award Agreement will also specify whether the Option is intended to be an ISO or an NQSO.

6.3           Exercise Price.  The Exercise Price for each Share subject to an Option will be determined by the Committee; provided, however, that the exercise price of Incentive Stock Options shall in all cases be equal or greater to the Fair Market Value on the date the Option is granted.

6.4           Duration of Options.  Each Option will expire at the time determined by the Committee at the time of grant, but no later than the tenth anniversary of the date of its grant.

6.5           Dividend Equivalents.  The Committee may, but will not be required to, provide under an agreement for payments in connection with Options that are equivalent to dividends declared and paid on the Shares underlying the Options prior to the date of exercise.  Such dividend equivalent agreement shall be separate and apart from the Award Agreement and shall be designed to comply separately with Section 409A.

6.6           Exercise of Options.  Options will be exercisable at such times and be subject to such restrictions and conditions as the Committee in each instance approves, which need not be the same for each Award or for each Participant.

6.7           Payment.  The holder of an Option may exercise the Option only by delivering a written notice, or if permitted by the Committee, in its discretion and in accordance with procedures adopted by it, by delivering an electronic notice of exercise to the Company setting forth the number of Shares as to which the Option is to be exercised, together with full payment at the Exercise Price for the Shares and any withholding tax relating to the exercise of the Option.

The Exercise Price and any related withholding taxes will be payable to the Company in full:  (a) in cash, or its equivalent, in United States dollars; (b) if permitted in the governing Award Agreement, by tendering Shares owned by the Participant duly endorsed for transfer to the Company, or Shares issuable to the Participant upon exercise of the Option; (c) any combination of (a) and (b); or (d) by any other means the Committee determines to be consistent with the Plan's purposes and applicable law.  The Committee, in its discretion, may require that no Shares may be tendered until such Shares have been owned by the Participant for at least six months (or such other period determined by the Committee).

6.8           Special Provisions for ISOs.  Notwithstanding any other provision of this Article 6, the following special provisions shall apply to any Award of Incentive Stock Options:

(a)	The Committee may award Incentive Stock Options only to Employees.

(b)
An Option will not constitute an Incentive Stock Option under this Plan to the extent it would cause the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable by the Participant for the first time during a calendar year (under all plans of the Company and its Affiliates) to exceed $100,000.  Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(c)
If the Employee to whom the Incentive Stock Option is granted owns stock possessing more than ten (10%) percent of the total combined voting power of all classes of the Company or any Affiliate, then:  (i) the exercise Price for each Share subject to an Incentive Stock Option will be at least one hundred ten percent (110%) of the Fair Market Value of the Share on the Effective Date of the Award; and (ii) the Option will expire upon the earlier of (A) the time specified by the Committee in the Award Agreement, or (B) the fifth anniversary of the date of grant.

(d)
No Option that is intended to be an Incentive Stock Option may be granted under the Plan until the Company's stockholders approve the Plan.  If such stockholder approval is not obtained within 12 months after the Board's adoption of the Plan, then no Options may be granted under the Plan that are intended to be Incentive Stock Options.  No Option that is intended to be an Incentive Stock Option may be granted under the Plan after the tenth anniversary of the date the Company adopted the Plan or the Company's stockholders approved the Plan, whichever is earlier.

(e)
An Incentive Stock Option must be exercised, if at all, by the earliest of (i) the time specified in the Award Agreement, (ii) three months after the Participant's termination of Service for a reason other than death or Disability, or (iii) twelve months after the Participant's termination of Service for death or Disability.

(f)	An Option that is intended but fails to be an ISO shall be treated as an NQSO for purposes of the Plan.

6.9           Restrictions on Share Transferability.

The Committee may impose such restrictions on any Shares acquired through exercise of an Option as it deems necessary or advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Shares are then listed or traded, and under any blue sky or state securities laws applicable to the Shares.

6.10           Termination of Service.  Unless the applicable Award Agreement provides otherwise and subject to Section 6.8(e):

(a)
In the event that the Service of a Participant is terminated by the Company for any reason other than Cause, Disability or death, Options that are exercisable at the time of such termination shall remain exercisable until the earlier of (i) the remaining exercise period or (ii) one year from the date of such Service termination.  Options that are not exercisable at the time of such termination of Service shall expire at the close of business on the date of such termination.

(b)
In the event that the Service of a Participant with the Company terminates on account of the Disability or death of the Participant, Options that are exercisable at the time of such termination shall remain exercisable until the expiration of the term of the Option.  Options that are not exercisable at the time of such termination shall expire at the close of business on the date of such termination.

(c)	In the event of termination of a Participant's Service for Cause, all outstanding Options granted to such Participant shall expire as of the commencement of business on the date of such termination.

(d)
In the event of a Participant's termination of Service for any reason other than those described in subsections (a), (b) and (c) of this Section 6.10, Options that are exercisable at the time of such termination shall remain exercisable until the earlier of (i) the remaining exercise period or (ii) 30 days from the date of such termination.  Options that are not exercisable at the time of such termination shall expire at the close of business on the date of such termination.

Each Option Award Agreement will set forth the extent to which the Participant has the right to exercise the Option after his or her termination of Service.  These terms will be determined by the Committee in its sole discretion, need not be uniform among all Options, and may reflect, among other things, distinctions based on the reasons for termination of Service.  However, notwithstanding any other provision herein to the contrary, no additional Options will Vest after a Participant's Service ceases or has terminated for any reason, whether such cessation or termination is lawful or unlawful.

Article 7.                      Stock Appreciation Rights

7.1           Grant of SARs.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time, as determined by the Committee.  Within the limits of Article 4, the Committee will have sole discretion to determine the number of SARs granted to each Participant and, consistent with the provisions of the Plan, to determine the terms and conditions pertaining to SARs.

The grant price for any SAR shall be determined by the Committee, but the grant price for any SAR intended to be exempt from Section 409A shall in all cases be equal or greater to the Fair Market Value on the date the SAR is granted.  If the Committee determines that an SAR shall have a grant price that at any time can be less than the Fair Market Value on the date of grant, such SAR shall be subject to Section 409A and the provisions of Article 13 of the Plan.

7.2           Exercise of SARs.  SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.3           Award Agreement.  Each SAR grant will be evidenced by an Award Agreement that specifies the grant price, whether settlement of the SAR will be made in cash or in Shares, the term of the SAR and such other provisions as the Committee determines.

7.4           Term of SAR.  The term of a SAR will be determined by the Committee, in its sole discretion, but may not exceed ten years.

7.5           Payment of SAR Amount.  Upon exercise of a SAR with respect to a Share, a Participant will be entitled to receive an amount equal to the excess, if any, of the Fair Market Value on the date of exercise of the SAR over the grant price specified in the Award Agreement.  At the discretion of the Committee, the payment that may become due upon SAR exercise may be made in cash, in Shares or in any combination of the two.

7.6           Termination of Service.  Each SAR Award Agreement will set forth the extent to which the Participant has the right to exercise the SAR after his or her termination of Service.  These terms will be determined by the Committee, in its sole discretion, need not be uniform among all SARs issued under the Plan, and may reflect, among other things, distinctions based on the reasons for termination of Service.

Article 8.                      Restricted Stock and Restricted Stock Units

8.1           Grant of Restricted Stock or Restricted Stock Units.  Subject to the terms and provisions of the Plan, the Committee may, at any time and from time to time, grant Restricted Stock or Restricted Stock Units to Participants in such amounts as it determines.

8.2           Deferral of Compensation into Restricted Stock Units.  Subject to the terms and provisions of the Plan, the Committee may, at any time and from time to time, allow (or require, as to bonuses) selected Employees and Directors to defer the payment of any portion of their salary or bonuses or both pursuant to this section.  A Participant's deferral under this section will be credited to the Participant in the form of Restricted Stock Units.  The Committee will establish rules and procedures for the deferrals, as it deems appropriate and in accordance with Article 13 of the Plan.

If a Participant's compensation is deferred under this Section 8.2, he or she will be credited, as of the date specified in the Award Agreement, with a number of Restricted Stock Units no less than the amount of the deferral divided by the Fair Market Value on that date, rounded to the nearest whole unit.

8.3           Award Agreement.  Each grant of Restricted Stock or Restricted Stock Units will be evidenced by an Award Agreement that specifies the Restriction Periods, the number of Shares or Share equivalent units granted, and such other provisions as the Committee determines.

8.4           Other Restrictions.  Subject to Article 12, the Committee may impose such other conditions or restrictions on any Restricted Stock or Restricted Stock Units as it deems advisable, including, without limitation, restrictions based upon the achievement of specific performance objectives (Company-wide, business unit, individual, or any combination of them), time-based restrictions on vesting, and restrictions under applicable federal or state securities laws.  The Committee may provide that restrictions established under this Section 8.4 as to any given Award will lapse all at once or in installments.

The Company will retain the certificates representing Shares of Restricted Stock in its possession until all conditions and restrictions applicable to the Shares have been satisfied.

8.5           Payment of Awards.  Except as otherwise provided in this Article 8, Shares covered by each Restricted Stock grant will become freely transferable by the Participant after the last day of the applicable Restriction Period, and Share equivalent units covered by a Restricted Unit will be paid out in cash or Shares to the Participant following the last day of the applicable Restriction Period, or on the date provided in the Award Agreement.

8.6           Voting Rights.  During the Restriction Period, Participants holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares.

8.7           Dividends and Other Distributions.  During the Restriction Period, Participants awarded Shares of Restricted Stock hereunder will be credited with regular cash dividends paid on those Shares.  Dividends on vested Shares shall be paid as soon as practicable as dividends are received by other Company stockholders.  Dividends on unvested Shares shall be subject to the same vesting conditions as the underlying Shares, and will be targeted to be paid within 2-1/2 months following the end of the calendar year in which the underlying Shares vest, but shall be paid no later than the end of the calendar year following the year in which the underlying Shares vest unless otherwise deferred pursuant to Article 13.

An Award Agreement may provide that, during the Restriction Period, Participants awarded Restricted Stock Units shall be credited with regular cash dividend equivalents paid with respect to those Share equivalent units.  Distribution of such dividend equivalents shall be made at such time as permissible under Section 409A.

8.8           Termination of Service.  Each Award Agreement will set forth the extent to which the Participant has the right to retain unvested Restricted Stock or Restricted Stock Units after his or her termination of Service.  These terms will be determined by the Committee in its sole discretion, need not be uniform among all Awards of Restricted Stock, and may reflect, among other things, distinctions based on the reasons for termination of Service.

Article 9.                      Performance Shares

9.1           Grant of Performance Shares.  Subject to the terms of the Plan, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee determines.  The Award of Performance Shares may be based on the Participant's attainment of performance objectives, or the vesting of an Award of Performance Shares may be based on the Participant's attainment of performance objectives, each as described in this Article 9.

9.2           Value of Performance Shares.  Each Performance Share will have an initial value equal to the Fair Market Value on the date of grant.  The Committee will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value (or both) of Performance Shares that will be paid out to the Participant.  For purposes of this Article 9, the time period during which the performance objectives must be met will be called a "Performance Period" and will be set by the Committee in its discretion.

9.3           Earning of Performance Shares.  Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive payout on the number and value of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.

9.4           Award Agreement.  Each grant of Performance Shares will be evidenced by an Award Agreement specifying the material terms and conditions of the Award (including the form of payment of earned Performance Shares), and such other provisions as the Committee determines.

9.5           Form and Timing of Payment of Performance Shares.  Except as provided in Article 13, the target payment date of earned Performance Shares will be within the first two and one-half (2-1/2) months following the end of the later of the calendar year or tax year of the Company in which the Performance Shares are earned, but in no event later than the end of the calendar year following the calendar year in which the Performance Shares are earned.  The Committee will pay earned Performance Shares in the form of cash, in Shares, or in a combination of cash and Shares, as specified in the Award Agreement.  Performance Shares may be paid subject to any restrictions deemed appropriate by the Committee.

9.6           Termination of Service.  Each Award Agreement will set forth the extent to which the Participant has the right to retain Performance Shares after his or her termination of Service.  These terms will be determined by the Committee, in its sole discretion, need not be uniform among all Awards of Performance Shares, and may reflect, among other things, distinctions based on the reasons for termination of Service.

Article 10.                      Other Stock Awards

           Subject to the terms of the Plan, other Stock Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee determines.

Article 11.                      Performance Measures

Unless and until the Committee proposes and the Company's stockholders approve a change in the general performance measures set forth in this Article 11, the performance measure(s) to be used for purposes of Awards (both those granted on or prior to the date of the 2011 annual meeting of the Company’s stockholders and those granted after such meeting) designed to qualify for the Performance-Based Exception will be chosen from among the following alternatives (or in any combination of such alternatives):

(a)           earnings before interest and taxes (EBIT);

(b)           earnings before interest, taxes, depreciation and amortization (EBITDA);

(c)	net earnings;

(d)	operating earnings or income;

(e)	earnings growth;

(f)	net income (absolute or competitive growth rates comparative);

(g)           net income applicable to Shares;

(h)	cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital;

(i)           earnings per Share;

(j)           return on stockholders' equity (absolute or peer-group comparative);

(k)           stock price (absolute or peer-group comparative);

(l)	absolute and/or relative return on common stockholders' equity;

(m)           absolute and/or relative return on capital;

(n)           absolute and/or relative return on assets;

(o)           economic value added (income in excess of cost of capital);

(p)	customer satisfaction;

(q)           expense reduction;

(r)	ratio of operating expenses to operating revenues;

(s)	gross revenue or revenue by pre-defined business segment (absolute or competitive growth rates comparative);

(t)	revenue backlog; and

(u)	margins realized on delivered services.

The Committee will have the discretion to adjust targets set for preestablished performance objectives; however, Awards designed to qualify for the Performance-Based Exception may not be adjusted upward, except to the extent permitted under Code Section 162(m), to reflect accounting changes or other events.

If Code Section 162(m) or other applicable tax or securities laws change to allow the Committee discretion to change the types of performance measures without obtaining stockholder approval, the Committee will have sole discretion to make such changes without obtaining stockholder approval.  In addition, if the Committee determines it is advisable to grant Awards that will not qualify for the Performance-Based Exception, the Committee may grant Awards that do not so qualify.

Article 12.                      Beneficiary Designation

Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case the Participant should die before receiving any or all of his or her Plan benefits.  Each beneficiary designation will revoke all prior designations by the same Participant, must be in a form prescribed by the Committee, and must be made during the Participant's lifetime.  If the Participant's designated beneficiary predeceases the Participant or no beneficiary has been designated, benefits remaining unpaid at the Participant's death will be paid to the Participant's estate or other entity described in the Participant's Award Agreement.

Article 13.                      Deferrals and Code Section 409A

13.1           Purpose.  As provided in an Award Agreement, the Committee may permit or require a Participant to defer receipt of cash or Shares that would otherwise be due to him or her under the Plan or otherwise create a deferred compensation arrangement (as defined in Section 409A) in accordance with this Article 13.

13.2           Initial Deferral Elections.  The deferral of an Award or compensation otherwise payable to the Participant shall be set forth in the terms of the Award Agreement or as elected by the Participant pursuant to such rules and procedures as the Committee may establish.  Any such initial deferral election by a Participant will designate a time and form of payment and shall be made at such time as provided below:

(a)
A Participant may make a deferral election with respect to an Award (or compensation giving rise thereto) at any time in any calendar year preceding the year in which services giving rise to such compensation or Award are rendered.

(b)
In the case of the first year in which a Participant becomes eligible to receive an Award or defer compensation under the Plan (aggregating other plans of its type as defined in Section 1.409A-1(c) of the applicable regulations), the Participant may make a deferral election within 30 days after the date the Participant becomes eligible to participate in the Plan; provided, that such election may apply only with respect to the portion of the Award or compensation attributable to services to be performed subsequent to the election.

(c)
Where the grant of an Award or payment of compensation or the vesting is conditioned upon the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least 12 consecutive months in which the Participant performs Service, a Participant may make a deferral election no later than six months prior to the end of the applicable performance period.

(d)
Where the vesting of an Award is contingent upon the Participant’s continued Service for a period of no less than 13 months, the Participant may make a deferral election within 30 days of receiving an Award.

(e)	A Participant may make a deferral election in other circumstances and at such times as may be permitted under Section 409A.

13.3           Distribution Dates.  Any deferred compensation arrangement created under the Plan shall be distributed at such times as provided in the Award Agreement, which may be upon the earliest or latest of one or more of the following:

(a)	a fixed date as set forth in the Award Agreement or pursuant to a Participant’s election;

(b)	the Participant’s death;

(c)	the Participant’s Disability;

(d)	a change in control (as defined in Section 409A);

(e)	an Unforeseeable Emergency, as defined in Section 409A and implemented by the Committee;

(f)	a Participant’s termination of Service, or in the case of a Key Employee (as defined in Section 409A) six months following the Participant’s termination of Service; or

(g)	such other events as permitted under Section 409A.

13.4           Restrictions on Distributions.  No distribution may be made pursuant to the Plan if the Committee reasonably determines that such distribution would (i) violate federal securities laws or other applicable law; (ii) be nondeductible pursuant to Section 162(m) of the Code; or (iii) violate a loan covenant or similar contractual requirement of the Company causing material harm to the Company.  In any such case, distribution shall be made at the earliest date at which the Company determines such distribution would not trigger clauses (i), (ii) or (iii) above.

13.5           Redeferrals.  The Company, in its discretion, may permit the Participant to make a subsequent election to delay a distribution date, or, as applicable, to change the form distribution payments, attributable to one or more events triggering a distribution, so long as (i) such election may not take effect until at least twelve (12) months after the election is made, (ii) such election defers the distribution for a period of not less than five years from the date such distribution would otherwise have been made, and (iii) such election may not be made less than twelve (12) months prior to the date the distribution was to be made.

13.6           Termination of Deferred Compensation Arrangements.  In addition, the Company may in its discretion terminate the deferred compensation arrangements created under this Plan subject to the following:

(a)
the arrangement may be terminated within the 30 days preceding, or 12 months following, a change in control (as defined in Section 409A) provided that all payments under such arrangement are distributed in full within 12 months after termination;

(b)
the arrangement may be terminated in the Company’s discretion at any time provided that (i) all deferred compensation arrangements of similar type maintained by the Company are terminated, (ii) all payments are made at least 12 months and no more than 24 months after the termination, and (iii) the Company does not adopt a new arrangement of similar type for a period of five years following the termination of the arrangement; or

(c)
the arrangement may be terminated within 12 months of a corporate dissolution taxed under Section 331 of the Code or with the approval of a bankruptcy court pursuant to 11 U.S.C. 503(b)(1)(A) provided that the payments under the arrangement are distributed by the latest of (i) the end of the calendar year of the termination, (ii) the calendar year in which such payments are fully vested, or (iii) the first calendar year in which such payment is administratively practicable.

Article 14.                      Rights of Participants

14.1           Employment and Service.  Nothing in the Plan will confer upon any Participant any right to continue in the employ or Service of the Company or any Affiliate, or interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant's employment or Service at any time.

14.2           Participation.  No Employee, Consultant or Director will have the right to receive an Award under this Plan, or, having received any Award, to receive a future Award.

Article 15.                      Amendment, Modification and Termination

15.1           Amendment, Modification and Termination.  The Committee may at any time and from time to time, alter, amend, modify or terminate the Plan in whole or in part.  The Committee will not, however, increase the number of Shares that may be issued or transferred to Participants under the Plan, as described in the first sentence of Section 4.1 (and subject to adjustment as provided in Sections 4.2 and 4.3).

Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not already exercised) and grant new Awards in substitution of them (to the extent not already exercised).  Except as provided in Sections 4.3 and 15.2, the Committee will not, however, modify any outstanding Option or SAR so as to specify a lower Exercise Price or grant price (and will not cancel an Option or SAR and substitute for it an Option or SAR with a lower Exercise Price or grant price), without the approval of the Company's stockholders.  In addition, except as provided in Sections 4.3 and 15.2, the Committee may not cancel an outstanding Option or SAR whose Exercise Price or grant price is equal to or greater than the current Fair Market Value of a Share and substitute for it another Award without the prior approval of the Company’s stockholders.  Notwithstanding the foregoing, no modification of an Award will materially alter or impair any rights or obligations under any Award already granted under the Plan, without the prior written consent of the Participant.

 15.2           Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  In recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3) affecting the Company or its financial statements, or in recognition of changes in applicable laws, regulations, or accounting principles, and, whenever adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee shall, using reasonable care, make adjustments in the terms and conditions of, and the criteria included in, Awards, as may be determined to be appropriate and equitable by the Committee.  In case of an Award designed to qualify for the Performance-Based Exception, the Committee will take care not to make an adjustment that would disqualify the Award.

15.3           Awards Previously Granted.  No termination, amendment or modification of the Plan will adversely affect in any material way any Award already granted, without the written consent of the Participant who holds the Award.

15.4           Compliance with Code Section 162(m).  Awards will comply with the requirements of Code Section 162(m), if the Committee determines that such compliance is desired with respect to an Award available for grant under the Plan.  In addition, if changes are made to Code Section 162(m) to permit greater flexibility as to any Award available under the Plan, the Committee may, subject to this Article 15, make any adjustments it deems appropriate.

Article 16.                      Nontransferability of Awards.

Except as otherwise provided in a Participant's Award Agreement, no Option, SAR, Performance Share, Restricted Stock, or Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code Section 414(p)).  All rights with respect to Performance Shares, Restricted Stock and Restricted Stock Units will be available during the Participant's lifetime only to the Participant or his or her guardian or legal representative.  Except as otherwise provided in a Participant's Award Agreement or in paragraph (a) below, all Options and SARs will be exercisable during the Participant's lifetime only by the Participant or his or her guardian or legal representative.  The Participant's beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the Participant's death.  The Committee may, in its discretion, require a Participant's guardian, legal representative or beneficiary to supply it with the evidence the Committee deems necessary to establish the authority of the guardian, legal representative or beneficiary to act on behalf of the Participant.

(a)
Notwithstanding the foregoing, with respect to any Nonstatutory Stock Options, each Participant shall be permitted at all times to transfer any or all of the Options, or, in the event the Options have not yet been issued to the Participant, the Company shall be permitted to issue any or all of the Options, to certain trusts designated by the Participant as long as such transfer or issuance is made as a gift (i.e., a transfer for no consideration, with donative intent), whether during his or her lifetime or to take effect upon (or as a consequence of) his or her death, to his or her spouse or children.  Gifts in trust shall be deemed gifts to every beneficiary and contingent beneficiary, and so shall not be permitted under this paragraph (a) if the beneficiaries or contingent beneficiaries shall include anyone other than such spouse or children.  Transfers to a spouse or child for consideration, regardless of the amount, shall not be permitted under this Section.

(b)
Any Options issued or transferred under this Article 16 shall be subject to all terms and conditions contained in the Plan and the applicable Award Agreement.  If the Committee makes an Option transferable, such Option shall contain such additional terms and conditions, as the Committee deems appropriate.

Article 17.                      Withholding

17.1           Tax Withholding.  The Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum amount necessary to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising under this Plan.

17.2           Share Withholding.  With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, the Company may satisfy the minimum withholding requirement for supplemental wages, in whole or in part, by withholding Shares having a Fair Market Value (determined on the date the Participant recognizes taxable income on the Award) equal to the minimum withholding tax required to be collected on the transaction.  The Participant may elect, subject to the approval of the Committee, to deliver the necessary funds to satisfy the withholding obligation to the Company, in which case there will be no reduction in the Shares otherwise distributable to the Participant.

Article 18.                      Indemnification

Each person who is or has been a member of the Committee or the Board, and any officer or Employee to whom the Committee has delegated authority under Section 3.1 or 3.2 of the Plan, will be indemnified and held harmless by the Company from and against any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or as a result of any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken, or failure to act, under the Plan.  Each such person will also be indemnified and held harmless by the Company from and against any and all amounts paid by him or her in a settlement approved by the Company, or paid by him or her in satisfaction of any judgment, of or in a claim, action, suit or proceeding against him or her and described in the previous sentence, so long as he or she gives the Company an opportunity, at its own expense, to handle and defend the claim, action, suit or proceeding before he or she undertakes to handle and defend it.  The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which a person who is or has been a member of the Committee or the Board may be entitled under the

Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or her or hold him or her harmless.

Article 19.                      Successors

All obligations of the Company under the Plan or any Award Agreement will be binding on any successor to the Company, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business or assets of the Company or both, or a merger, consolidation, or otherwise.

Article 20.                      Breach of Restrictive Covenants

An Award Agreement may provide that, notwithstanding any other provision of this Plan to the contrary, if the Participant breaches any competition, nonsolicitation or nondisclosure provisions contained in the Award Agreement, whether during or after termination of Service, the Participant will forfeit:

(a)           any and all Awards granted or transferred to him or her under the Plan, including Awards that have become Vested; and

(b)           the profit the Participant has realized on the exercise of any Options, which is the difference between the Exercise Price of the Options and the applicable Fair Market Value of the Shares (the Participant may be required to repay such difference to the Company).

Article 21.                      Legal Construction

21.1           Number.  Except where otherwise indicated by the context, any plural term used in this Plan includes the singular and a singular term includes the plural.

21.2           Severability.  If any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.

21.3           Requirements of Law.  The granting of Awards and the issuance of Share or cash payouts under the Plan will be subject to all applicable laws, rules, and regulations, and to any approvals by governmental agencies or national securities exchanges as may be required.

21.4           Securities Law Compliance.  As to any individual who is, on the relevant date, an officer, director or more than ten percent beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act, or any successor rule.  To the extent any provision of the Plan or action by the Committee fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

If at any time the Committee determines that exercising an Option or SAR or issuing Shares pursuant to an Award would violate applicable securities laws, the Option or SAR will not be exercisable, and the Company will not be required to issue Shares.  The Company may require a Participant to make written representations it deems necessary or desirable to comply with applicable securities laws.  No person who acquires Shares under the Plan may sell the

Shares, unless he or she makes the offer and sale pursuant to an effective registration statement under the Exchange Act, which is current and includes the Shares to be sold, or an exemption from the registration requirements of the Securities Act.

21.5           Awards to Foreign Nationals and Employees Outside the United States.  To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practice and to further the purposes of this Plan, the Committee may, without amending the Plan, (i) establish rules applicable to Awards granted to Participants who are foreign nationals or are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (ii) grant Awards to such Participants in accordance with those rules.

21.6           Unfunded Status of the Plan.  The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation.  With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, the Participant's rights are no greater than those of a general creditor of the Company.  The Committee may authorize the establishment of trusts or other arrangements to meet the obligations created under the Plan, so long as the arrangement does not cause the Plan to lose its legal status as an unfunded plan.

21.7           Governing Law.  To the extent not preempted by federal law, the Plan and all agreements hereunder will be construed in accordance with and governed by the laws of the State of Illinois.

21.8           Electronic Delivery and Evidence of Award.  The Company may deliver by email or other electronic means (including posting on a web site maintained by the Company or by a third party) all documents relating to the Plan or any Award hereunder (including, without limitation, any Award Agreement and prospectus required by the SEC) and all other documents that the Company is required to deliver to its securities holders (including, without limitation, annual reports and proxy statements).  In addition, evidence of an Award may be in electronic form, may be limited to notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant.  Any Shares that become deliverable to the Participant pursuant to the Plan may be issued in certificate form in the name of the Participant or in book entry form in the name of the Participant.

21.9           No Limitation on Rights of the Company.  The grant of the Award does not and will not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

21.10           Participant to Have No Rights as a Stockholder.  Before the date as of which he or she is recorded on the books of the Company as the holder of any Shares underlying an Award, a Participant will have no rights as a stockholder with respect to those Shares.

INNERWORKINGS, INC.
ATTN: SARAH CARANO
600 WEST CHICAGO, SUITE 850
CHICAGO, IL 60654

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 000000000000

SHARES

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors — For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 John R. Walter 02 Eric D. Belcher 03 Peter J. Barris 04 Sharyar Baradaran 05 Jack M. Greenberg
06 Linda S. Wolf 07 Eric P. Lefkofsky 08 Charles K. Bobrinskoy

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

	For	Against	Abstain
2 Ratification of appointment of Ernst & Young LLP, as our Independent Registered Public Accounting Firm for 2011.	☐	☐	☐
3 Reapproval of the material terms of performance-based awards under the Annual Incentive Plan.	☐	☐	☐
4 Approval of the amendment and restatement of the 2006 Stock Incentive Plan.	☐	☐	☐
5 Approval, on an advisory, non-binding basis, of executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
6 Approval, on an advisory, non-binding basis, of the frequency of the advisory vote on executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000108222_1 R1.0.0.11699

InnerWorkings

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report, Form 10-K, 10K/A is/are available at www.proxyvote.com .

INNERWORKINGS, INC.
Annual Meeting of Stockholders
June 16, 2011 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jack M. Greenberg and Joseph M. Busky, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of INNERWORKINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 10:00 AM, CDT on June 16,2011, at the in the boardroom at the Company's Corporate Headquarters, 600 West Chicago Avenue, Suite 850, Chicago, IL 60654 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000108285_2 R1.0.0.11699

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 16, 2011

INNERWORKINGS, INC.

INNERWORKINGS, INC.
ATTN: SARAH CARANO
600 WEST CHICAGO, SUITE 850
CHICAGO, IL 60654

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 20, 2011
Date: June 16, 2011 **Time:** 10:00 AM CDT
Location: Company Corporate Headquarters
600 West Chicago Avenue
Suite 850
Chicago, Illinois 60654

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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0000108221_1 R1.0.0.11699

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 02, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

0000108221_2 R1.0.0.11699

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 John R. Walter	02 Eric D. Belcher	03 Peter J. Barris	04 Sharyar Baradaran	05 Jack M. Greenberg
06 Linda S. Wolf	07 Eric P. Lefkofsky	08 Charles K. Bobrinskoy		

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

5 Approval, on an advisory, non-binding basis, of executive compensation.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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0000108221_3 R1.0.0.11699